UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-06153

                                                                Integrity Managed Portfolios

(Exact name of registrant as specified in charter)

Address of Registrant :        1 Main Street North
                                           Minot, ND 58703

Name and address of agent for service :        Brenda Sem
                                                                    1 Main Street North
                                                                    Minot, ND 58703

Registrant’s telephone number, including area code: (701) 852-5292

Date of fiscal year end: July 30

Date of reporting period: July 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Kansas Municipal Fund

Dear Shareholder:

Enclosed is the annual report of the operations of the Kansas Municipal Fund (the “Fund”) for the year ended July 30, 2004.  The Fund’s portfolio and related financial statements are presented within for your review.

The global recovery, centered in the U.S. and Asia continues to improve as evidenced by the recent Federal Reserve hike in the Federal Funds Rate from a historic low of 1% to 1.25% on June 30th.  The increase was widely anticipated as recent economic and labor market conditions have improved.  The environment of rising profits, low interest rates, a weak dollar, accelerating domestic retail sales, and strengthening exports bodes well for a further accommodative Federal Reserve.

The Federal Reserve has taken center stage as it prepares to shift away from its stimulative monetary stance to a normalization of fed funds.

Several crucial questions remain unresolved:

What will constitute a neutral fed fund rate?
Will the normalization process be faster or slower than the market is currently discounting?
How much damage will higher rates cause the economy and market?

While no one knows for certain, recent verbiage from the Federal Reserve states: “With underlying inflation still expected to be relatively low, the Committee believes that policy accommodation can be removed at a pace that is likely to be measured.  Nonetheless, the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.”

Municipals during the period remained range bound with yields on twenty-year AAA general obligations yielding 4.75% at the beginning of the period and ending the period at 4.77%.  While the yields on the twenty-year municipals appear relatively unchanged during the period, they were quite volatile reaching a low of 4.33% and a high of 5.00% (Source Municipal Market Data).

The Fund’s shorter duration of 5 years and higher average overall coupon of 5.32% contributed to relative returns as interest rates increased during the period.

Several of the Fund’s holdings (e.g. Wichita, GO’s 4.50% due 2018, Kansas Turnpike 4.00% due 2015) under-performed the municipal sector hampering relative performance.

Having been undervalued relative to U.S. Treasuries for some time, municipals have started to rebound in recent months as municipal supply has declined.  This out-performance should continue as interest rates rise, further dampening municipal supply.

During the period the Fund utilized defensive positions designed to provide share price stability.  U.S. Treasury futures were used to hedge a portion of the portfolio, stabilizing the Fund’s share price as Treasury yields advanced during the period and tempering them as Treasury yields declined.  The Kansas Municipal Fund began the year at $11.19 per share and ended the period at $10.93 per share for a total return of 1.71% (without sales charge). This compares to the Lehman Brother’s Municipal Bond Index’s return of 5.78% for the period.  Risk management is important in this market environment.

An important part of the Fund’s strategy includes searching the primary and secondary markets for high quality double tax-exempt issues.  Credit quality for the period ended was:  AAA 66%, AA 18%, A 6%, BBB 3%, NR 6% and BB 1%.

Income exempt from federal and state income taxes with preservation of capital remain the primary objectives of the Fund.

If you would like more frequent updates, visit our website at www.integritymf.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of Monte Avery, Chief Portfolio Strategist with Integrity Mutual Funds.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Terms & Definitions  July 30, 2004 (Unaudited)

Appreciation

The increase in value of an asset.

Average Annual Total Return

A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis, assuming all distributions are reinvested.

Coupon Rate or Face Rate

The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

Depreciation

The decrease in value of an asset.

Lehman Brothers Municipal Bond Index

An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.  The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value

The actual (or estimated) price at which a bond trades in the market place.

Maturity

A measure of the term or life of a bond in years.  When a bond “matures,” the issuer repays the principal.

Net Asset Value (NAV)

The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.

Quality Ratings

A designation assigned by independent rating companies to give a relative indication of a bond’s credit worthiness.  “AAA,” “AA,” “A,” and “BBB” indicate investment grade securities.  Ratings can range from a high of “AAA” to a low of “D”.

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends.  It represents the aggregate percentage or dollar value change over the period.

July 30, 2004 (Unaudited)

Insert Pie Charts

PERFORMANCE AND COMPOSITION

PORTFOLIO QUALITY RATINGS

(based on Total Long-Term Investments)

AAA	65.8%
AA	17.6%
A	5.8%
BBB	3.2%
NR	6.5%
BB	1.1%

Quality ratings reflect the financial strength of the issuer.  They are assigned by independent rating services such as Moody’s Investors Services and Standard & Poor’s.  Non-rated bonds have been determined to be of appropriate quality for the portfolio by Integrity Money Management (formerly known as Ranson Capital Corporation), the investment adviser.

These percentages are subject to change.

PORTFOLIO MARKET SECTORS

(As a % of Net Assets)

HC-Health Care	23.2%
H-Housing	21.0%
U-Utilities	13.8%
O-Other	12.3%
G-Government	9.7%
W-Water/Sewer	8.1%
S-School	6.1%
T-Transportation	5.8%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

July 30, 2004 (Unaudited)

DISCLOSURE OF FUND EXPENSES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

EXAMPLE 1:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also is based on the Fund’s actual expenses of 0.95% and rate of return for the period of 1.71%.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
Annual Expenses	$51.67	$51.67

Account value of an initial investment of $1,000 as of the end of the period would be $973.87.

EXAMPLE 2:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example is based on the Fund’s actual operating expenses of 0.95% and also assumes that your investment has a 5.00% return.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
Annual Expenses	$51.82	$51.82

Account value of an initial investment of $1,000 as of the end of the period would be $1,005.38.

Average Annual Total Returns

	For periods ending July 30, 2004

				Since Inception (November 15, 1990)
Kansas Municipal Fund	1 year	5 year	10 year
Without sales charge	1.71%	2.81%	3.98%	4.97%
With sales charge (4.25%)	(2.64%)	1.92%	3.53%	4.64%

				Since Inception (November 15, 1990)
Lehman Brother’s Municipal Bond Index	1 year	5 year	10 year
	5.78%	6.07%	6.38%	6.94%

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial advisor and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

July 30, 2004 (Unaudited)

COMPARATIVE INDEX GRAPH (INSERT HERE)

Comparison of change in value of a $10,000 investment in the Kansas Municipal Fund and the Lehman Brothers Municipal Bond Index

	Kansas Municipal Fund w/o sales charge	Kansas Municipal Fund w/ max sales charge	Lehman Brothers Municipal Bond Index

11/15/90	$10,000	$ 9,575	$10,000
1991	$10,524	$10,077	$10,724
1992	$11,855	$11,351	$12,199
1993	$13,050	$12,495	$13,276
1994	$13,168	$12,609	$13,525
1995	$13,988	$13,394	$14,591
1996	$14,814	$14,184	$15,553
1997	$15,933	$15,256	$17,150
1998	$16,372	$15,676	$18,177
1999	$16,936	$16,216	$18,700
2000	$17,222	$16,490	$19,507
2001	$18,622	$17,831	$21,475
2002	$19,270	$18,451	$22,916
2003	$19,127	$18,314	$23,740
2004	$19,454	$18,627	$25,113

Putting Performance into Perspective

Returns are historical and are not a guarantee of future results.  The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Kansas municipal bonds.  Your Fund’s total return for the periods shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends.  The Fund’s share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

MANAGEMENT OF THE FUND

The Board of Integrity Managed Portfolios (formerly known as Ranson Managed Portfolios) consists of four Trustees. These same individuals, unless otherwise noted, also serve as Directors or Trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the “independent” Trustees. The remaining Trustee and executive officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 NW 27th Minot, ND 58703 83	Trustee	Since January 1996	Retired; Attorney; Director, ND Tax-Free Fund, Inc. (since December 1994), Montana Tax-Free Fund, Inc. (since December 1994), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004) Integrity Fund of Funds, Inc. (since August 1994), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since September 2003); and Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 69	Trustee	Since January 1996	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc. (since April 1995), Montana Tax-Free Fund, Inc. (since April 1995), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. (since April 1995), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center, 1015 S. Broadway Suite 15 Minot, ND 58701 56	Trustee	Since January 1999	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc. (since January 1999), Montana Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Fund of Funds, Inc. (since January 1999), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios (since January 1999) and The Integrity Funds (since May 2003).	17	None

The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 601-5593

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and executive officer, and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Robert E. Walstad 1 North Main Minot, ND 58703 59	Trustee, Chairman, and President	Since January 1996

Director (since September 1987), President (September 1987 to October 2001) (September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc., Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Chairman, President and Treasurer, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003).; Director, President (until August 2003), CEO, and Treasurer, Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001) (October 2002 to June 2003), ARM Securities Corporation; and Director, CEO, Chairman (since January 2002), President (since September 2002), Capital Financial Services, Inc.

				17	Director, Capital Financial Services, Inc.
**Peter A. Quist 1 North Main Minot, ND 58703 70	Vice President and Secretary	Since January 1996

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc. (formerly known as ND Money Management, Inc.), ND Capital, Inc., Integrity Fund Services, Inc., (formerly known as ND Resources, Inc.), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc. (formerly known as Ranson Capital Corporation) (since January 1996); Vice President and Secretary, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); and Director, ARM Securities Corporation (May 2000 to June 2003).

				3	None
**Brent M. Wheeler 1 Main Street North Minot, ND 58703 33	Treasurer	Since May 2004

Fund Accountant (May 1994 to December 1997) Sr. Fund Accountant (December 1997 to June 1998) Fund Accounting Manager (Since June 1998), Integrity Mutual Funds, Inc.; Treasurer (Since May 2004), Integrity Funds, Integrity Managed Portfolios, Integrity Mutual Funds.

				None	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messrs. Quist, Walstad and Wheeler are interested persons by virtue of being officers and trustees of the Fund’s Investment Adviser and Principal Underwriter.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 601-5593

July 30, 2004 (Unaudited)

INDEPENDENT TRUSTEES

[PHOTO]	[PHOTO]	[PHOTO]
Lynn W. Aas	Orlin W. Backes	R. James Maxson
Trustee	Trustee	Trustee

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

[PHOTO]	[PHOTO]	[PHOTO]
Robert E. Walstad	Peter A. Quist	Brent M. Wheeler
Chairman	Vice-President	Treasurer
President	Secretary
Trustee

Schedule of Investments  July30, 2004

Name of Issuer Percentages represent the market value of each investment category to total net assets	Rating (Unaudited) Moody’s/S&P	Coupon Rate	Maturity	Principal Amount	Market Value

KANSAS MUNICIPAL BOND (92.8%)
Burlington, KS PCR Gas & Elec. MBIA	Aaa/AAA	5.300%	06/01/2031	$1,000,000	$1,023,950
Butler Cty., KS Public Bldg. MBIA	Aaa/NR	5.550	10/01/2021	300,000	328,854
Coffeyville, KS Pub. Bldg. (Coffeyville Medl. Center) Rev. AMBAC	Aaa/AAA	5.000	08/01/2022	250,000	260,115
Dodge, KS School District #443 FGIC	Aaa/NR	5.000	09/01/2011	1,000,000	1,101,850
Douglas Cty., KS Sales Tax Ref. AMBAC	Aaa/NR	5.000	08/01/2019	1,000,000	1,056,340
#Johnson Cty., KS USD #229 (Blue Valley) G.O.	Aa-1/AA	5.000	10/01/2018	2,600,000	2,729,324
Johnson Cty., KS Single Family Mrtge. Rev.	Aa/NR	7.100	05/01/2012	260,000	266,682
Kansas City, KS Mrtge. Rev. GNMA	Aaa/NR	5.900	11/01/2027	560,000	572,583
*Kansas City, KS Util. Syst. Ref. & Impvt. AMBAC	Aaa/AAA	6.300	09/01/2016	580,000	582,546
*Kansas City, KS Util. Syst. Ref. & Impvt. FGIC	Aaa/AAA	6.375	09/01/2023	1,525,000	1,564,284
*Kansas City, KS Util. Syst. Ref. & Impvt. FGIC	Aaa/AAA	6.375	09/01/2023	5,830,000	5,978,199
KS Department of Transportation Highway Rev.	Aa/AA+	5.000	09/01/2006	1,500,000	1,591,965
*KS Devl. Finance Auth. (Dept. Admin. 7th & Harrison PJ) AMBAC	Aaa/AAA	5.750	12/01/2027	2,250,000	2,567,115
KS Devl. Finance Auth. (Dept. of Admin. Capitol Restoration) Lease Rev. FSA	Aaa/AAA	5.375	10/01/2020	370,000	400,510
KS Devl. Finance Auth. (Juvenile Justice) Rev. MBIA	Aaa/AAA	5.250	05/01/2013	570,000	623,466
KS Devl. Finance Auth. (Sec. 8) Rev. Ref. MBIA	Aaa/AAA	6.400	01/01/2024	555,000	564,352
KS Devl. Finance Auth. (Board of Regents) Univ. Hsg. MBIA	Aaa/AAA	5.000	04/01/2005	250,000	256,507
KS Devl. Finance Auth. (Water Pollution Control) Rev.	Aaa/AAA	5.250	05/01/2011	2,000,000	2,184,280
KS Devl. Finance Auth. (KS St. Projects) Rev. MBIA	Aaa/AAA	5.000	10/01/2017	250,000	263,423
KS Devl. Finance Auth. (Water Pollution Control) Rev.	Aaa/AAA	5.250	11/01/2022	1,000,000	1,072,840.00
KS Devl. Finance Auth. (Water Pollution Control)	Aaa/AAA	5.000	11/01/2023	1,000,000	1,033,140
*KS Devl. Finance Auth. (Park Apts.) Multifamily Hsg. Rev.	NR/AAA	6.000	12/01/2021	1,975,000	2,032,157
KS Devl. Finance Auth. (Oak Ridge Park Apt.)	NR/NR	6.500	02/01/2018	1,345,000	1,301,637
KS Devl. Finance Auth. (Oak Ridge Park Apt.)	NR/NR	6.625	08/01/2029	1,000,000	959,040
KS Devl. Finance Auth. (Indian Ridge Apts.)	NR/NR	6.000	01/01/2028	1,040,000	886,486
KS Devl. Finance Auth. (Stormont Vail) Hlth. Care Rev. MBIA	Aaa/AAA	5.800	11/15/2021	430,000	470,639
KS Devl. Finance Auth. (Stormont Vail) Hlth. Care Rev. MBIA	Aaa/NR	1.330	11/15/2023	4,000,000	4,000,000
KS Devl. Finance Auth. (Sisters of Charity) Hlth. Rev.	Aa/AA	6.125	12/01/2020	1,000,000	1,103,200
KS Devl. Finance Auth. (Stormont Vail) Hlth. Care Rev. MBIA	Aaa/AAA	5.375	11/15/2024	1,500,000	1,570,560
KS Devl. Finance Auth. (Stormont Vail) Hlth. Care Rev. MBIA	Aaa/AAA	5.800	11/15/2016	455,000	489,362
KS Turnpike Auth. Rev. FSA	Aaa/AAA	5.000	09/01/2024	530,000	546,541
KS Turnpike Auth. Rev. FSA	Aaa/AAA	5.000	09/01/2025	750,000	763,305
KS Turnpike Auth. Rev. AMBAC	Aaa/AAA	4.000	09/01/2015	500,000	499,045
Lawrence, KS (Unlimited Tax) Refunding G.O.	Aa/NR	5.375	09/01/2020	500,000	541,595
Lawrence, KS (Memorial Hospital) Rev. ASGUA	NR/AA	5.750	07/01/2024	1,000,000	1,050,360
Newton, KS (Newton) Hosp. Rev.	NR/BBB-	5.700	11/15/2018	1,000,000	1,028,050
Newton, KS (Newton) Hosp. Rev. ACA	NR/A	5.750	11/15/2024	500,000	518,065
Olathe, KS (Luth. Gd. Sam.) Ref. AMBAC	Aaa/AAA	6.000	05/01/2019	900,000	939,861
Olathe, KS (Medl. Ctr.) Hlth. Facs. Rev.	Aaa/AAA	5.500	09/01/2025	235,000	246,604
Olathe, KS (Medl. Ctr.) Hlth. Facs. Rev. AMBAC	Aaa/AAA	5.500	09/01/2030	500,000	516,865
#Olathe, KS Multifamily Hsg. (Bristol Pointe) Rev. Ref. FNMA	NR/AAA	5.700	11/01/2027	2,210,000	2,248,940
Pratt, KS Elec. Util. Syst. Rev. Ref. & Impvt. AMBAC	Aaa/AAA	6.600	11/01/2007	825,000	902,500
Republic Cty., KS Sales Tax FGIC	Aaa/NR	5.000	06/01/2015	260,000	280,795
Republic Cty., KS Sales Tax FGIC	Aaa/NR	5.000	06/01/2016	275,000	293,782
Republic Cty., KS Sales Tax FGIC	Aaa/NR	5.000	06/01/2017	290,000	307,951
Scott Cty, KS USD #466 FGIC	Aaa/AAA	5.250	09/01/2017	900,000	983,844
Sedgwick Cty., KS (Catholic Care Center, Inc.) Hlth. Care Rev.	NR/A	5.800	11/15/2026	1,000,000	1,046,390
Topeka Public Bldg. Comm. (10th & Jackson Prj.) MBIA	Aaa/AAA	5.625	06/01/2026	1,435,000	1,529,036
Topeka Public Bldg. Comm. (10th & Jackson Prj.) MBIA	Aaa/AAA	5.625	06/01/2031	1,200,000	1,259,976
University of Kansas Hosp. Auth. AMBAC	Aaa/AAA	5.700	09/01/2020	830,000	907,622
University of Kansas Hosp. Auth. AMBAC	Aaa/AAA	5.550	09/01/2026	1,355,000	1,412,831
Wamego, KS PCR (Kansas Gas & Electric Project) MBIA	Aaa/AAA	5.300	06/01/2031	750,000	760,283
Wichita, KS G.O. (Series 772)	Aa/AA	4.500	09/01/2017	815,000	838,513
Wichita, KS G.O. (Series 772)	Aa/AA	4.500	09/01/2018	1,375,000	1,405,937
Wichita, KS (Via Christi Health System) Rev.	NR/A+	6.250	11/15/2024	1,500,000	1,632,000
Wichita, KS (Via Christi Health System) Rev.	NR/A+	5.625	11/15/2031	1,000,000	1,030,900
Wichita, KS Multifamily Hsg. (Northpark II-A) Rev. GNMA	Aaa/NR	6.125	08/20/2028	1,900,000	1,942,104
Wichita, KS Multifamily Hsg. (Brentwood Apts.) Rev.	NR/BB	5.850	12/01/2025	1,000,000	835,000
Wichita, KS Multifamily Hsg. (Broadmoor Chelsea) Rev. FNMA	NR/AAA	5.650	07/01/2016	990,000	1,014,750
#Wichita, KS Multifamily Hsg. (Broadmoor Chelsea) Rev. FNMA	NR/AAA	5.700	07/01/2022	2,000,000	2,020,800
Wichita, KS Multifamily Hsg. (Innes Station Apt. 5) Rev.	NR/NR	6.250	03/01/2028	1,750,000	1,562,365
Wichita, KS Public Building Commission (State Office Prj.) Rev. AMBAC	Aaa/AAA	4.000	10/01/2014	1,000,000	1,010,630
Wichita, KS Water & Sewer Util. Rev. FGIC	Aaa/AAA	5.250	10/01/2018	1,465,000	1,604,878
Wichita, KS Water & Sewer Util. Rev. FGIC	Aaa/AAA	5.000	10/01/2028	500,000	497,820

TOTAL KANSAS MUNICIPAL BONDS (COST: $71,263,630)					$72,815,344

SHORT-TERM SECURITIES (5.4%)				Shares
Wells Fargo National Tax-Free Money Market				2,724,000	$2,724,000
Goldman Sachs Financial Square Money Market				1,501,218	1,501,218
TOTAL SHORT-TERM SECURITIES (COST: $4,225,218)					$4,225,218

TOTAL INVESTMENTS IN SECURITIES (COST: $75,488,848)					$77,040,562
OTHER ASSETS LESS LIABILITIES					1,437,740

NET ASSETS					$78,478,302

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

Footnote:  Non-rated (NR) securities have been determined to be of investment grade quality by the Fund’s Manager.

The accompanying notes are an integral part of these financial statements.

Financial Statements July 30, 2004

Statement of Assets and LiabilitiesJuly 30, 2004

Assets
Investment in securities, at value (cost: $75,488,848)	$77,040,562
Accrued interest receivable	1,111,725
Accrued dividends receivable	3,175
Variation margin on futures	695,750
Prepaid expenses	6,489

Total Assets	$78,857,701

Liabilities
Dividends payable	$240,498
Accrued expenses	70,917
Payable for fund shares redeemed	53,620
Disbursements in excess of demand deposit cash	14,364

Total Liabilities	$379,399

Net Assets	$78,478,302

Net assets are represented by:
Paid-in capital	$87,762,095
Accumulated undistributed net realized gain (loss) on investments and futures	(9,779,869)
Accumulated undistributed net investment income	1,302
Unrealized depreciation on futures	(1,056,940)
Unrealized appreciation on investments	1,551,714
Total amount representing net assets applicable to
7,177,877 outstanding shares of no par common
stock (unlimited shares authorized)	$78,478,302

Net asset value per share	$10.93

Public offering price (based on sales charge of 4.25%)	$11.42

The accompanying notes are an integral part of these financial statements.

Statement of Operations  For year ended July 30, 2004

INVESTMENT INCOME
Interest	$4,162,957
Dividends	28,362
Total Investment Income	$4,191,319

EXPENSES
Investment advisory fees	$419,499
Service fees	209,749
Administrative service fees	69,347
Transfer agent fees	96,009
Accounting service fees	62,560
Custodian fees	11,185
Transfer agent out-of-pockets	2,599
Professional fees	3,108
Trustees fees	5,457
Insurance expense	2,864
Reports to shareholders	12,758
Registration and filing fees	9,841
Audit fees	13,767
Legal Fees	6,000
Total Expenses	$924,743
Less expenses waived or absorbed by the Fund’s manager	(127,695)
Total Net Expenses	$797,048

NET INVESTMENT INCOME	$3,394,271

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
Net realized gain (loss) from:
Investment transactions	$(129,478)
Futures transactions	(1,242,185)
Net change in unrealized appreciation (depreciation) of:
Investments	524,085
Futures	(1,056,940)
Net Realized And Unrealized Gain (Loss) On Investments And Futures	$(1,904,518)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,489,753

The accompanying notes are an integral part of these financial statements.

Financial Statements July 30, 2004

Statement of Changes in Net Assets
For year ended July 30, 2004 and the year ended July 31, 2003

	For The Year Ended July 30, 2004	For The Year Ended July 31, 2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,394,271	$4,120,111
Net realized gain (loss) on investment and futures transactions	(1,371,663)	(1,968,961)
Net change in unrealized appreciation (depreciation) on investments and futures	(532,855)	(2,837,348)
Net Increase (Decrease) in Net Assets Resulting From Operations	$1,489,753	$(686,198)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($.45 and $.51 per share, respectively)	$(3,394,114)	$(4,119,390)
Distributions from net realized gain on investment and futures transactions ($.00 and $.00 per share, respectively)	0	0
Total Dividends and Distributions	$(3,394,114)	$(4,119,390)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$2,722,009	$5,132,298
Proceeds from reinvested dividends	2,171,359	2,616,300
Cost of shares redeemed	(13,361,122)	(13,084,279)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(8,467,754)	$(5,335,681)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(10,372,115)	$(10,141,269)

NET ASSETS, BEGINNING OF PERIOD	88,850,417	98,991,686

NET ASSETS, END OF PERIOD	$78,478,302	$88,850,417

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  July 30, 2004

Note 1.  ORGANIZATION

Business operations - The Kansas Municipal Fund (the “Fund”) is an investment portfolio of Integrity Managed Portfolios (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.  The Trust may offer multiple portfolios; currently six portfolios are offered.  Integrity Managed Portfolios is an unincorporated business trust organized under Massachusetts law on August 10, 1990.  The Fund had no operations from that date to November 15, 1990, other than matters relating to organization and registration.  On November 15, 1990, the Fund commenced its Public Offering of capital shares.  The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal and Kansas income tax as is consistent with preservation of capital.  The Fund will seek to achieve this objective by investing primarily in a portfolio of Kansas municipal securities.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.25% of the offering price.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Integrity Money Management.  The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following:  yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.  Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed.  The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state.  This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

When-issued securities – The Fund may purchase securities on a when-issued basis.  Payment and delivery may take place after the customary settlement period for that security.  The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.  The value of the securities purchased on a when-issued basis are identified as such in the Fund’s Schedule of Investments.  With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment.  Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Federal and state income taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders.  Therefore, no provision for income taxes is required.  Distributions during the year ended July 30, 2004, were characterized as tax-exempt for tax purposes.

	July 30, 2004	July 31, 2003
Tax-exempt income	$3,394,114	$4,119,390
Ordinary Income	0	0
Long-term Capital Gains	0	0
Total	$3,394,144	$4,119,390

The Fund has unexpired capital loss carryforwards for tax purposes as of July 30, 2004, totaling $9,779,869, which may be used to offset capital gains.  The capital loss carryforward amounts will expire in each of the years ended July 31 as shown in the table below.

Year	Unexpired Capital Losses
2005	$2,222,213
2006	$1,671,432
2007	$0
2008	$531,392
2009	$568,023
2010	$1,444,860
2011	$1,970,032
2012	$1,371,917

For the year ended July 30, 2004, the Fund made no permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Distributions to shareholders - Dividends from net investment income, declared daily and paid monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed at least annually.

Premiums and discounts - Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Other - Income and expenses are recorded on the accrual basis.  Investment transactions are accounted for on the trade date.  Realized gains and losses are reported on the identified cost basis.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.  Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. government or municipal securities at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as a realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments.  The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At July 30, 2004, the Fund had outstanding futures contracts to sell debt securities as follows:

Contracts to Sell	Expiration Date	Number of Future Contracts	Valuation as of July 30, 2004	Unrealized Appreciation (Depreciation)
U.S. Treasury Bonds	09/2004	253	$695,750	($1,056,940)

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of July 30, 2004, there were unlimited shares of no par authorized; 7,177,877 and 7,941,182 shares were outstanding at July 30, 2004 and July 31, 2003, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended July 30, 2004	For The Year Ended July 31, 2003

Shares sold	245,359	443,873
Shares issued on reinvestment of dividends	195,546	226,702
Shares redeemed	(1,204,210)	(1,132,977)
Net increase (decrease)	(763,305)	(462,402)

Note 4.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc., the Fund’s investment adviser; Integrity Funds Distributor, Inc., the Fund’s underwriter; and Integrity Fund Services, Inc., the Fund’s transfer, accounting, and administrative services agent, are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Fund has engaged Integrity Money Management, Inc. to provide investment advisory and management services to the Fund.  The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund’s average daily net assets.  The Fund has recognized $291,804 of investment advisory fees after partial waiver for the year ended July 30, 2004.  The Fund has a payable to Integrity Money Management, Inc. of $20,043 at July 30, 2004, for investment advisory fees.  Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

Under the terms of the advisory agreement, the investment adviser has agreed to pay all the expenses of the Fund (excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% of the Fund’s average daily net assets on an annual basis up to amount of the investment advisor and management fee.  The investment adviser and underwriter may also voluntarily waive fees or reimurse expenses not required under the adisory or other contracts from time to time.  Accordingly, after fee waivers and expense reimbursements, the Fund’s actual total annual operating expenses were 0.95% for the fiscal year ended July 31, 2003.

The Fund pays an annual service fee to Integrity Funds Distributor, Inc., its principal underwriter, for certain expenses incurred in connection with the distribution of the Fund’s shares.  The annual fee paid to Integrity Funds Distributor, Inc. is calculated daily and paid monthly by the Fund at the annual rate of 0.25% of the average daily net assets of the Fund.  The Fund has recognized $209,749 of service fee expenses for the year ended July 30, 2004.  The Fund has a payable to Integrity Funds Distributor, Inc. of $16,480 at July 30, 2004, for service fees.

Integrity Fund Services, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund’s first $10 million of net assets, 0.13% of the Fund’s net assets on the next $15 million, 0.11% of the Fund’s net assets on the next $25 million, and 0.10% of the Fund’s net assets in excess of $50 million, with a minimum of $1,500 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum $500 per month is charged for each additional share class.  The Fund has recognized $96,009 of transfer agency fees and expenses for the year ended July 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $7,675 at July 30, 2004, for transfer agency fees.  Integrity Fund Services, Inc. also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional minimum fee of $500 per month is charged by Integrity Fund Services for each additional share class.  The Fund has recognized $62,560 of accounting service fees for the year ended July 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $5,053 at July 30, 2004, for accounting service fees.  Integrity Fund Services also acts as administrator for the Fund.  The Fund pays to Integrity Fund Services a monthly fee calculated at the rate of 0.10% of average daily net assets with a minimum of $1,500 per month plus out-of-pocket expenses.  An additional minimum fee of $500 per month is charged by Integrity Fund Services for each additional share class.  The Fund has recognized $69,347 of administrative service fees for the year ended July 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $6,592 at July 30, 2004, for administrative service fees.

Note 5.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) aggregated $13,605,730 and $25,052,375, respectively, for the year ended July 30, 2004.

Note 6.  INVESTMENT IN SECURITIES

At July 30, 2004, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $75,488,848.  The net unrealized appreciation of investments based on the cost was $1,551,714, which is comprised of $2,288,318 aggregate gross unrealized appreciation and $736,604 aggregate gross unrealized depreciation.

Financial Highlights

Selected per share data and ratios for the period indicated

	For The Year Ended July 30, 2004	For The Year Ended July 31, 2003	For The Year Ended July 31, 2002	For The Year Ended July 31, 2001	For The Year Ended July 31, 2000
NET ASSET VALUE, BEGINNING OF PERIOD	$11.19	$11.78	$11.92	$11.58	$11.98

Income from Investment Operations:
Net investment income	$.45	$.51	$.55	$.58	$.59
Net realized and unrealized gain (loss) on investment and futures transactions	(.26)	(.59)	(.14)	.34	(.40)
Total Income (Loss) From Investment Operations	$.19	$(.08)	$.41	$.92	$.19

Less Distributions:
Dividends from net investment income	$(.45)	$(.51)	$(.55)	(.58)	$(.59)
Distributions from net capital gains	.00	.00	.00	.00	.00
Total Distributions	$(.45)	$(.51)	$(.55)	$(.58)	$(.59)

NET ASSET VALUE, END OF PERIOD	$10.93	$11.19	$11.78	$11.92	$11.58

Total Return	1.71%(A)	(0.75%)(A)	3.48%(A)	8.13%(A)	1.69%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$78,478	$88,850	$98,992	$103,806	$103,555
Ratio of net expenses (after expense assumption) to average net assets	0.95%(B)	0.95%(B)	0.95%(B)	0.95%(B)	0.95%(B)
Ratio of net investment income to average net assets	4.05%	4.39%	4.61%	4.94%	5.07%
Portfolio turnover rate	17.29%	23.78%	5.74%	10.28%	8.21%

(A) Excludes maximum sales charge of 4.25%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. or Integrity Money Management, Inc. assumed/waived expenses of $127,695, $52,479, $22,656, $37,939, and $38,581, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 1.10%, 1.01%, 0.97%, 0.99%, and 0.99%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Tax Information For The Year Ended July 30, 2004 (Unaudited)

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.  The distributions made during the fiscal year by the Fund were earned from the following sources:

		Dividends and Distributions Per Share
To Shareholders of Record	Payment Date	From Net Investment Income	From Net Realized Short-Term Gains	From Net Realized Long-Term Gains
August 29, 2003	August 29, 2003	$.038699	-	-
September 30, 2003	September 30, 2003	$.039842	-	-
October 31, 2003	October 31, 2003	$.038513	-	-
November 28, 2003	November 28, 2003	$.035785	-	-
December 31, 2003	December 31, 2003	$.039620	-	-
January 30, 2004	January 30, 2004	$.036752	-	-
February 27, 2004	February 27, 2004	$.033536	-	-
March 31, 2004	March 31, 2004	$.041111	-	-
April 30, 2004	April 30, 2004	$.037802	-	-
May 28, 2004	May 28, 2004	$.035551	-	-
June 30, 2004	June 30, 2004	$.038663	-	-
July 30, 2004	July 30, 2004	$.033310	-	-

Shareholders should consult their tax advisors.

INDEPENDENT AUDITOR’S REPORT

To the Shareholders and Board of Trustees of the Kansas Municipal Fund.

We have audited the accompanying statement of assets and liabilities of the Kansas Municipal Fund (one of the portfolios constituting the Integrity Managed Portfolios), including the schedule of investments as of July 30, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended July 30, 2004 and July 31, 2003, and the financial highlights for the year ended July 30, 2004 and each of the four years in the period ended July 31, 2003.  These financial statements and financial highlights are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of July 30, 2004, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Kansas Municipal Fund of the Integrity Managed Portfolios as of July 30, 2004, the results of its operations, the changes in its net assets, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota USA
September 02, 2004

Kansas Insured Intermediate Fund

Dear Shareholder:

Enclosed is the annual report of the operations of the Kansas Insured Intermediate Fund (the "Fund") for the year ended July 30, 2004.  The Fund's portfolio and related financial statements are presented within for your review.

The global recovery, centered in the U.S. and Asia continues to improve as evidenced by the recent Federal Reserve hike in the Federal Funds Rate from a historic low of 1% to 1.25% on June 30th.  The increase was widely anticipated as recent economic and labor market conditions have improved.  The environment of rising profits, low interest rates, a weak dollar, accelerating domestic retail sales, and strengthening exports bodes well for a further accommodative Federal Reserve.

The Federal Reserve has taken center stage as it prepares to shift away from its stimulative monetary stance to a normalization of fed funds.

Several crucial questions remain unresolved:

What will constitute a neutral fed fund rate?
Will the normalization process be faster or slower than the market is currently discounting?
How much damage will higher rates cause the economy and market?

While no one knows for certain, recent verbiage from the Federal Reserve states: “With underlying inflation still expected to be relatively low, the Committee believes that policy accommodation can be removed at a pace that is likely to be measured.  Nonetheless, the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.”

Municipals during the period remained range bound with yields on twenty-year AAA general obligations yielding 4.75% at the beginning of the period and ending the period at 4.77%.  While the yields on the twenty-year municipals appear relatively unchanged during the period, they were quite volatile, reaching a low of 4.33% and a high of 5.00% (Source Municipal Market Data).

The Fund’s shorter duration of 4.3 years and higher average overall coupon of 5.14% contributed to relative returns as interest rates increased during the period.

Several of the Fund’s holdings (e.g. Wichita, State Office Project 4.00% due 2014, Kansas Turnpike 4.00% due 2014) under-performed the municipal sector hampering relative performance.

Having been undervalued relative to U.S. Treasuries for some time, municipals have started to rebound in recent months as municipal supply has declined.  This out-performance should continue as interest rates rise, further dampening municipal supply.

During the period the Fund utilized defensive positions designed to provide share price stability.  U.S. Treasury futures were used to hedge a portion of the portfolio, stabilizing the Fund’s share price as Treasury yields advanced during the period and tempering them as Treasury yields declined.  The Kansas Insured Intermediate Fund began the year at $11.60 per share and ended the period at $11.44 per share for a total return of 2.31% (without sales charge).  This compares to the Lehman Brothers Municipal Seven-Year Maturity Bond Index’s return of 4.55% for the period.  Risk management is important in this market environment.

An important part of the Fund’s strategy includes searching the primary and secondary markets for high quality double tax-exempt issues.  Credit quality for the period ended was:  AAA 100%.

Income exempt from federal and state income taxes with preservation of capital remain the primary objectives of the Fund.

If you would like more frequent updates, visit our website at www.integritymf.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of Monte Avery, Chief Portfolio Strategist with Integrity Mutual Funds. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Terms & Definitions  July 30, 2004 (Unaudited)

Appreciation

The increase in value of an asset.

Average Annual Total Return

A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis, assuming all distributions are reinvested.

Coupon Rate or Face Rate

The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

Depreciation

The decrease in value of an asset.

Lehman Brothers Municipal Bond Index

An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.  The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value

The actual (or estimated) price at which a bond trades in the market place.

Maturity

A measure of the term or life of a bond in years.  When a bond “matures,” the issuer repays the principal.

Net Asset Value (NAV)

The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.

Quality Ratings

A designation assigned by independent rating companies to give a relative indication of a bond’s credit worthiness.  “AAA,” “AA,” “A,” and “BBB” indicate investment grade securities.  Ratings can range from a high of “AAA” to a low of “D”.

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends.  It represents the aggregate percentage or dollar value change over the period.

July 30, 2004 (Unaudited)

Insert Pie Charts

PERFORMANCE AND COMPOSITION

PORTFOLIO QUALITY RATINGS

(based on Total Long-Term Investments)

AAA	100%

Quality ratings reflect the financial strength of the issuer.  They are assigned by independent rating services such as Moody’s Investors Services and Standard & Poor’s.  Non-rated bonds have been determined to be of appropriate quality for the portfolio by Integrity Money Management (formerly known as Ranson Capital Corporation), the investment adviser.

These percentages are subject to change.

PORTFOLIO MARKET SECTORS

(As a % of Net Assets)

HC-Health Care	24.8%
S-School	22.6%
H-Housing	18.3%
W/S-Water/Sewer	10.4%
G-Government	7.9%
O-Other	7.1%
U-Utilities	4.7%
T-Transportation	4.2%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

July 30, 2004 (Unaudited)

DISCLOSURE OF FUND EXPENSES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

EXAMPLE 1:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also is based on the Fund’s actual expenses of 0.75% and rate of return for the period of 2.31%.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
Annual expenses	$34.88	$34.88

Account value of an initial investment of $1,000 as of the end of the period would be $994.96.

EXAMPLE 2:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example is based on the Fund’s actual operating expenses of 0.75% and also assumes that your investment has a 5.00% return.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
Annual expenses	$34.98	$34.98

Account value of an initial investment of $1,000 as of the end of the period would be $1,021.13.

July 30, 2004 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ending July 30, 2004

				Since Inception (November 23, 1992)
Kansas Insured Intermediate Fund	1 year	5 year	10 year
Without sales charge	2.31%	3.30%	3.95%	4.30%
With sales charge (2.75%)	(0.52)%	2.72%	3.66%	4.05%

Lehman Brothers Municipal Seven-Year Maturity Bond Index	1 year	5 year	10 year	Since Inception (November 23, 1992)
	4.55%	5.84%	2.88%	5.91%

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial advisor and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

July 30, 2004 (Unaudited)

COMPARATIVE INDEX GRAPH (INSERT HERE)

Comparison of change in value of $10,000 investment in the Kansas Insured Intermediate Fund and the Lehman Brothers Municipal Seven-Year Maturity Bond Index

	Kansas Insured Intermediate Fund w/o Sales Charge	Kansas Insured Intermediate Fund w/ Max Sales Charge	Lehman Brothers Municipal Seven-Year Maturity Bond Index
11/23/1992	$10,000	$9,725	$10,000
1993	$10,829	$10,531	$10,694
1994	$11,025	$10,722	$10,982
1995	$11,656	$11,335	$11,868
1996	$12,326	$11,987	$12,471
1997	$12,912	$12,557	$13,548
1998	$13,321	$12,955	$14,260
1999	$13,815	$13,435	$14,729
2000	$14,112	$13,724	$15,405
2001	$15,062	$14,648	$16,819
2002	$15,682	$15,251	$18,018
2003	$15,880	$15,443	$18,712
2004	$16,359	$15,906	$19,561

Putting Performance into Perspective

Returns are historical and are not a guarantee of future results.  The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Kansas municipal bonds.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends.  The Fund’s share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

July 30, 2004 (Unaudited)

MANAGEMENT OF THE FUND

The Board of Integrity Managed Portfolios (formerly known as Ranson Managed Portfolios) consists of four Trustees. These same individuals, unless otherwise noted, also serve as Directors or Trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  The remaining Trustees and executive officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 NW 27th Minot, ND 58703 83	Trustee	Since January 1996	Retired; Attorney; Director, ND Tax-Free Fund, Inc. (since December 1994), Montana Tax-Free Fund, Inc. (since December 1994), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004) Integrity Fund of Funds, Inc. (since August 1994), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since September 2003); and Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 69	Trustee	Since January 1996	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc. (since April 1995), Montana Tax-Free Fund, Inc. (since April 1995), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. (since April 1995), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center, 1015 S. Broadway Suite 15 Minot, ND 58701 56	Trustee	Since January 1999	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc. (since January 1999), Montana Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Fund of Funds, Inc. (since January 1999), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios (since January 1999) and The Integrity Funds (since May 2003).	17	None

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 601-5593

July 30, 2004 (Unaudited)

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and executive officer, and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Robert E. Walstad 1 North Main Minot, ND 58703 59	Trustee, Chairman, and President	Since January 1996

Director (since September 1987), President (September 1987 to October 2001) (September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc., Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Chairman, President and Treasurer, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003).; Director, President (until August 2003), CEO, and Treasurer, Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001) (October 2002 to June 2003), ARM Securities Corporation; and Director, CEO, Chairman (since January 2002), President (since September 2002), Capital Financial Services, Inc.

				17	Director, Capital Financial Services, Inc.
**Peter A. Quist 1 North Main Minot, ND 58703 70	Vice President and Secretary	Since January 1996

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc. (formerly known as ND Money Management, Inc.), ND Capital, Inc., Integrity Fund Services, Inc., (formerly known as ND Resources, Inc.), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc. (formerly known as Ranson Capital Corporation) (since January 1996); Vice President and Secretary, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); and Director, ARM Securities Corporation (May 2000 to June 2003).

				3	None
**Brent M. Wheeler 1 Main Street North Minot, ND 58703 33	Treasurer	Since May 2004

Fund Accountant (May 1994 to December 1997) Sr. Fund Accountant (December 1997 to June 1998) Fund Accounting Manager (Since June 1998), Integrity Mutual Funds, Inc.; Treasurer (Since May 2004), Integrity Funds, Integrity Managed Portfolios, Integrity Mutual Funds.

				None	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messrs. Quist, Walstad and Wheeler are interested persons by virtue of being officers and trustees of the Fund’s Investment Adviser and Principal Underwriter.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 601-5593

July 30, 2004 (Unaudited)

INDEPENDENT TRUSTEES

[PHOTO]	[PHOTO]	[PHOTO]
Lynn W. Aas	Orlin W. Backes	R. James Maxson
Trustee	Trustee	Trustee

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

[PHOTO]	[PHOTO]	[PHOTO]
Robert E. Walstad	Peter A. Quist	Brent M. Wheeler
Chairman	Vice-President	Treasurer
President	Secretary
Trustee

Schedule of Investments  July 30, 2004

Name of Issuer Percentages represent the market value of each investment category to total net assets	Rating (Unaudited) Moody’s/S&P	Coupon Rate	Maturity	Principal Amount	Market Value

KANSAS MUNICIPAL BOND (92.8%)
Burlington, KS PCR Gas & Elec. MBIA	Aaa/AAA	5.300%	06/01/2031	$1,000,000	$1,023,950
Butler Cty., KS Public Bldg. MBIA	Aaa/NR	5.550	10/01/2021	300,000	328,854
Coffeyville, KS Pub. Bldg. (Coffeyville Medl. Center) Rev. AMBAC	Aaa/AAA	5.000	08/01/2022	250,000	260,115
Dodge, KS School District #443 FGIC	Aaa/NR	5.000	09/01/2011	1,000,000	1,101,850
Douglas Cty., KS Sales Tax Ref. AMBAC	Aaa/NR	5.000	08/01/2019	1,000,000	1,056,340
#Johnson Cty., KS USD #229 (Blue Valley) G.O.	Aa-1/AA	5.000	10/01/2018	2,600,000	2,729,324
Johnson Cty., KS Single Family Mrtge. Rev.	Aa/NR	7.100	05/01/2012	260,000	266,682
Kansas City, KS Mrtge. Rev. GNMA	Aaa/NR	5.900	11/01/2027	560,000	572,583
*Kansas City, KS Util. Syst. Ref. & Impvt. AMBAC	Aaa/AAA	6.300	09/01/2016	580,000	582,546
*Kansas City, KS Util. Syst. Ref. & Impvt. FGIC	Aaa/AAA	6.375	09/01/2023	1,525,000	1,564,284
*Kansas City, KS Util. Syst. Ref. & Impvt. FGIC	Aaa/AAA	6.375	09/01/2023	5,830,000	5,978,199
KS Department of Transportation Highway Rev.	Aa/AA+	5.000	09/01/2006	1,500,000	1,591,965
*KS Devl. Finance Auth. (Dept. Admin. 7th & Harrison PJ) AMBAC	Aaa/AAA	5.750	12/01/2027	2,250,000	2,567,115
KS Devl. Finance Auth. (Dept. of Admin. Capitol Restoration) Lease Rev. FSA	Aaa/AAA	5.375	10/01/2020	370,000	400,510
KS Devl. Finance Auth. (Juvenile Justice) Rev. MBIA	Aaa/AAA	5.250	05/01/2013	570,000	623,466
KS Devl. Finance Auth. (Sec. 8) Rev. Ref. MBIA	Aaa/AAA	6.400	01/01/2024	555,000	564,352
KS Devl. Finance Auth. (Board of Regents) Univ. Hsg. MBIA	Aaa/AAA	5.000	04/01/2005	250,000	256,507
KS Devl. Finance Auth. (Water Pollution Control) Rev.	Aaa/AAA	5.250	05/01/2011	2,000,000	2,184,280
KS Devl. Finance Auth. (KS St. Projects) Rev. MBIA	Aaa/AAA	5.000	10/01/2017	250,000	263,423
KS Devl. Finance Auth. (Water Pollution Control) Rev.	Aaa/AAA	5.250	11/01/2022	1,000,000	1,072,840.00
KS Devl. Finance Auth. (Water Pollution Control)	Aaa/AAA	5.000	11/01/2023	1,000,000	1,033,140
*KS Devl. Finance Auth. (Park Apts.) Multifamily Hsg. Rev.	NR/AAA	6.000	12/01/2021	1,975,000	2,032,157
KS Devl. Finance Auth. (Oak Ridge Park Apt.)	NR/NR	6.500	02/01/2018	1,345,000	1,301,637
KS Devl. Finance Auth. (Oak Ridge Park Apt.)	NR/NR	6.625	08/01/2029	1,000,000	959,040
KS Devl. Finance Auth. (Indian Ridge Apts.)	NR/NR	6.000	01/01/2028	1,040,000	886,486
KS Devl. Finance Auth. (Stormont Vail) Hlth. Care Rev. MBIA	Aaa/AAA	5.800	11/15/2021	430,000	470,639
KS Devl. Finance Auth. (Stormont Vail) Hlth. Care Rev. MBIA	Aaa/NR	1.330	11/15/2023	4,000,000	4,000,000
KS Devl. Finance Auth. (Sisters of Charity) Hlth. Rev.	Aa/AA	6.125	12/01/2020	1,000,000	1,103,200
KS Devl. Finance Auth. (Stormont Vail) Hlth. Care Rev. MBIA	Aaa/AAA	5.375	11/15/2024	1,500,000	1,570,560
KS Devl. Finance Auth. (Stormont Vail) Hlth. Care Rev. MBIA	Aaa/AAA	5.800	11/15/2016	455,000	489,362
KS Turnpike Auth. Rev. FSA	Aaa/AAA	5.000	09/01/2024	530,000	546,541
KS Turnpike Auth. Rev. FSA	Aaa/AAA	5.000	09/01/2025	750,000	763,305
KS Turnpike Auth. Rev. AMBAC	Aaa/AAA	4.000	09/01/2015	500,000	499,045
Lawrence, KS (Unlimited Tax) Refunding G.O.	Aa/NR	5.375	09/01/2020	500,000	541,595
Lawrence, KS (Memorial Hospital) Rev. ASGUA	NR/AA	5.750	07/01/2024	1,000,000	1,050,360
Newton, KS (Newton) Hosp. Rev.	NR/BBB-	5.700	11/15/2018	1,000,000	1,028,050
Newton, KS (Newton) Hosp. Rev. ACA	NR/A	5.750	11/15/2024	500,000	518,065
Olathe, KS (Luth. Gd. Sam.) Ref. AMBAC	Aaa/AAA	6.000	05/01/2019	900,000	939,861
Olathe, KS (Medl. Ctr.) Hlth. Facs. Rev.	Aaa/AAA	5.500	09/01/2025	235,000	246,604
Olathe, KS (Medl. Ctr.) Hlth. Facs. Rev. AMBAC	Aaa/AAA	5.500	09/01/2030	500,000	516,865
#Olathe, KS Multifamily Hsg. (Bristol Pointe) Rev. Ref. FNMA	NR/AAA	5.700	11/01/2027	2,210,000	2,248,940
Pratt, KS Elec. Util. Syst. Rev. Ref. & Impvt. AMBAC	Aaa/AAA	6.600	11/01/2007	825,000	902,500
Republic Cty., KS Sales Tax FGIC	Aaa/NR	5.000	06/01/2015	260,000	280,795
Republic Cty., KS Sales Tax FGIC	Aaa/NR	5.000	06/01/2016	275,000	293,782
Republic Cty., KS Sales Tax FGIC	Aaa/NR	5.000	06/01/2017	290,000	307,951
Scott Cty, KS USD #466 FGIC	Aaa/AAA	5.250	09/01/2017	900,000	983,844
Sedgwick Cty., KS (Catholic Care Center, Inc.) Hlth. Care Rev.	NR/A	5.800	11/15/2026	1,000,000	1,046,390
Topeka Public Bldg. Comm. (10th & Jackson Prj.) MBIA	Aaa/AAA	5.625	06/01/2026	1,435,000	1,529,036
Topeka Public Bldg. Comm. (10th & Jackson Prj.) MBIA	Aaa/AAA	5.625	06/01/2031	1,200,000	1,259,976
University of Kansas Hosp. Auth. AMBAC	Aaa/AAA	5.700	09/01/2020	830,000	907,622
University of Kansas Hosp. Auth. AMBAC	Aaa/AAA	5.550	09/01/2026	1,355,000	1,412,831
Wamego, KS PCR (Kansas Gas & Electric Project) MBIA	Aaa/AAA	5.300	06/01/2031	750,000	760,283
Wichita, KS G.O. (Series 772)	Aa/AA	4.500	09/01/2017	815,000	838,513
Wichita, KS G.O. (Series 772)	Aa/AA	4.500	09/01/2018	1,375,000	1,405,937
Wichita, KS (Via Christi Health System) Rev.	NR/A+	6.250	11/15/2024	1,500,000	1,632,000
Wichita, KS (Via Christi Health System) Rev.	NR/A+	5.625	11/15/2031	1,000,000	1,030,900
Wichita, KS Multifamily Hsg. (Northpark II-A) Rev. GNMA	Aaa/NR	6.125	08/20/2028	1,900,000	1,942,104
Wichita, KS Multifamily Hsg. (Brentwood Apts.) Rev.	NR/BB	5.850	12/01/2025	1,000,000	835,000
Wichita, KS Multifamily Hsg. (Broadmoor Chelsea) Rev. FNMA	NR/AAA	5.650	07/01/2016	990,000	1,014,750
#Wichita, KS Multifamily Hsg. (Broadmoor Chelsea) Rev. FNMA	NR/AAA	5.700	07/01/2022	2,000,000	2,020,800
Wichita, KS Multifamily Hsg. (Innes Station Apt. 5) Rev.	NR/NR	6.250	03/01/2028	1,750,000	1,562,365
Wichita, KS Public Building Commission (State Office Prj.) Rev. AMBAC	Aaa/AAA	4.000	10/01/2014	1,000,000	1,010,630
Wichita, KS Water & Sewer Util. Rev. FGIC	Aaa/AAA	5.250	10/01/2018	1,465,000	1,604,878
Wichita, KS Water & Sewer Util. Rev. FGIC	Aaa/AAA	5.000	10/01/2028	500,000	497,820

TOTAL KANSAS MUNICIPAL BONDS (COST: $71,263,630)					$72,815,344

SHORT-TERM SECURITIES (5.4%)				Shares
Wells Fargo National Tax-Free Money Market				2,724,000	$2,724,000
Goldman Sachs Financial Square Money Market				1,501,218	1,501,218
TOTAL SHORT-TERM SECURITIES (COST: $4,225,218)					$4,225,218

TOTAL INVESTMENTS IN SECURITIES (COST: $75,488,848)					$77,040,562
OTHER ASSETS LESS LIABILITIES					1,437,740

NET ASSETS					$78,478,302

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

Footnote: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund’s Manager.

The accompanying notes are an integral part of these financial statements.

Financial Statements  July 30, 2004

Statement of Assets and Liabilities  July 30, 2004

ASSETS
Investment in securities, at value (cost: $15,911,458)	$16,622,734
Receivable for fund shares sold	24,000
Accrued interest receivable	255,324
Accrued dividends receivable	170
Variation margin on futures	148,500
Prepaid expenses	1,809

Total Assets	$17,052,537

LIABILITIES
Dividends payable	$53,386
Accrued expenses	16,040
Disbursement in excess of demand deposit cash	613

Total Liabilities	$70,039

NET ASSETS	$16,982,498

Net assets are represented by:
Paid-in capital	$17,822,929
Accumulated undistributed net realized gain (loss) on investments and futures	(1,327,022)
Unrealized appreciation on investments	711,276
Unrealized depreciation on futures	(224,685)
Total amount representing net assets applicable to 1,484,046 outstanding shares of no par common stock (unlimited shares authorized)	$16,982,498

Net asset value per share	$11.44
Public offering price (based on sales charge of 2.75%)	$11.76

The accompanying notes are an integral part of these financial statements.

Statement of Operations  For the year ended July 30, 2004

INVESTMENT INCOME
Interest	$783,627
Dividends	3,865
Total Investment Income	$787,492

EXPENSES
Investment advisory fees	$88,932
Administrative service fees	15,070
Transfer agent fees	26,149
Accounting service fees	32,909
Custodian fees	4,421
Transfer agent out-of-pockets	950
Professional fees	2,062
Trustees fees	2,335
Reports to shareholders	4,414
Registration and filing fees	1,882
Insurance expense	1,232
Legal fees	1,200
Audit expense	10,362
Total Expenses	$191,918
Less expenses waived or absorbed by the Fund’s manager	(58,289)
Total Net Expenses	$133,629

NET INVESTMENT INCOME	$653,863

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
Net realized gain (loss) from:
Investment transactions	$7,796
Futures transactions	(253,351)
Net change in unrealized appreciation (depreciation) of:
Investments	237,931
Futures	(224,685)
Net Realized And Unrealized Gain (Loss) On Investments And Futures	$(232,309)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$421,554

The accompanying notes are an integral part of these financial statements.

Financial Statements  July 30, 2004

Statement of Changes in Net Assets

For the year ended July 30, 2004, and the year ended July 31, 2003

	For The Year Ended July 30, 2004	For The Year Ended July 31, 2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$653,863	$725,243
Net realized gain (loss) on investment and futures transactions	(245,555)	(209,464)
Net change in unrealized appreciation (depreciation) on investments and futures	13,246	(283,738)
Net Increase (Decrease) in Net Assets Resulting From Operations	$421,554	$232,041

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($.43 and $.46 per share, respectively)	$(653,863)	$(725,085)
Distributions from net realized gain on investment and futures transactions ($.00 and $.00 per share, respectively)	0	0
Total Dividends and Distributions	$(653,863)	$(725,085)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$1,575,622	$1,984,432
Proceeds from reinvested dividends	364,330	401,562
Cost of shares redeemed	(3,201,723)	(2,049,089)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(1,261,771)	$336,905

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(1,494,080)	$(156,139)

NET ASSETS, BEGINNING OF PERIOD	18,476,578	18,632,717

NET ASSETS, END OF PERIOD	$16,982,498	$18,476,578

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  July 30, 2004

Note 1.  ORGANIZATION

Business operations - Kansas Insured Intermediate Fund (the “Fund”) is an investment portfolio of Integrity Managed Portfolios (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.  The Trust may offer multiple portfolios; currently six portfolios are offered.  Integrity Managed Portfolios is an unincorporated business trust organized under Massachusetts law on August 10, 1990.  The Fund had no operations from that date to November 23, 1992, other than matters relating to organization and registration.  On November 23, 1992, the Fund commenced its Public Offering of capital shares.  The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal and Kansas income tax as is consistent with preservation of capital.  The Fund will seek to achieve this objective by investing primarily in a portfolio of Kansas insured securities.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 2.75% of the offering price.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Integrity Money Management.  The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following:  yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.  Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed.  The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state.  This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

When-issued securities – The Fund may purchase securities on a when-issued basis.  Payment and delivery may take place after the customary settlement period for that security.  The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.  The value of the securities purchased on a when-issued basis are identified as such in the Fund’s Schedule of Investments.  With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment.  Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Federal and state income taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders.  Therefore, no provision for income taxes is required.  Distributions during the year ended July 30, 2004, were characterized as tax-exempt for tax purposes.

The tax character of distributions paid was as follows:

	July 30, 2004	July 31, 2003
Tax-exempt income	$653,863	$725,085
Ordinary Income	0	0
Long-term Capital Gains	0	0
Total	$653,863	$725,085

The Fund has unexpired capital loss carryforwards for tax purposes as of July 30, 2004, totaling $1,327,022, which may be used to offset capital gains.  The capital loss carryforward amounts will expire in each of the years ended July 31 as shown in the table below.

Year	Unexpired Capital Losses
2005	$411,602
2006	$125,539
2007	$27,107
2008	$49,698
2009	$78,788
2010	$178,976
2011	$209,757
2012	$245,555

For the year ended July 30, 2004, the Fund made no permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed at least annually.

Premiums and discounts - Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Other - Income and expenses are recorded on the accrual basis.  Investment transactions are accounted for on the trade date.  Realized gains and losses are reported on the identified cost basis.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.  Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts - The Fund may purchase and sell financial futures to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. government or municipal securities at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as a realized gain (loss) for federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments.  The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At July 30, 2004, the Fund had outstanding futures contracts to sell debt securities as follows:

Contracts to Sell	Expiration Date	Number of Futures Contract	Valuation as of July 30, 2004	Unrealized Appreciation (Depreciation)
U.S. Treasury Bonds	09/2004	54	$148,500	($224,685)

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of July 30, 2004, there were unlimited shares of no par authorized; 1,484,046 and 1,592,377 shares were outstanding at July 30, 2004, and July 31, 2003, respectively.

Transactions in capital shares were as follows:

Shares

	For The Year Ended July 30, 2004	For The Year Ended July 31, 2003

Shares sold	136,212	168,397
Shares issued on reinvestment of dividends	31,418	34,099
Shares redeemed	(275,961)	(174,430)
Net increase (decrease)	(108,331)	28,066

Note 4.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc., the Fund’s investment adviser; Integrity Funds Distributor, Inc., the Fund’s underwriter; and Integrity Fund Services, Inc., the Fund’s transfer, accounting, and administrative services agent, are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Fund has engaged Integrity Money Management, Inc. to provide investment advisory and management services to the Fund.  The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund’s average daily net assets. The Fund has recognized $30,643 of investment advisory fees after partial waiver for the year ended July 30, 2004.  The Fund has a payable to Integrity Money Management, Inc. of $806 at July 30, 2004, for investment advisory fees.  Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

Under the terms of the advisory agreement, the investment adviser has agreed to pay the expenses of the Fund (excluding taxes and brokerage fees and commissions, if any) that exceed 0.75% of the Fund’s average daily net assets on an annual basis.  The investment adviser may also voluntarily waive fees or reimburse expenses not required under the advisory contract from time to time.  Accordingly, after fee waivers and expense reimbursements, the Fund’s actual total annual operating expenses were 0.75% for the fiscal year ended July 30, 2004.

Integrity Fund Services, Inc. provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund’s first $10 million of net assets, 0.13% of the Fund’s net assets on the next $15 million, 0.11% of the Fund’s net assets on the next $25 million, and 0.10% of the Fund’s net assets in excess of $50 million, with a minimum of $1,500 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month is charged for each additional share class.  The Fund has recognized $26,149 of transfer agency fees and expenses for the year ended July 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $2,099 at July 30, 2004 for transfer agency fees.  Integrity Fund Services, Inc. also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional minimum fee of $500 per month is charged by Integrity Fund Services for each additional share class.  The Fund has recognized $32,909 of accounting service fees for the year ended July 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $2,711 at July 30, 2004, for accounting service fees.  Integrity Fund Services also acts as administrator for the Fund.  The Fund pays to Integrity Fund Services, Inc. a monthly fee calculated at the rate of 0.10% of average daily net assets with a minimum of $1,500 per month plus out-of-pocket expenses.  An additional minimum fee of $500 per month is charged by Integrity Fund Services, Inc. for each additional share class.  The Fund has recognized $15,070 of administrative service fees for the year ended July 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $1,500 at July 30, 2004, for administrative service fees.

Note 5.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $744,374 and $1,829,906, respectively, for the year ended July 30, 2004.

Note 6.  INVESTMENT IN SECURITIES

At July 30, 2004, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $15,911,458.  The net unrealized appreciation of investments based on the cost was $711,276, which is comprised of $738,654 aggregate gross unrealized appreciation and $27,378 aggregate gross unrealized depreciation.

Financial Highlights

Selected per share data and ratios for the period indicated

	For The Year Ended July 30, 2004	For The Year Ended July 31, 2003	For The Year Ended July 31, 2002	For The Year Ended July 31, 2001	For The Year Ended July 31, 2000
NET ASSET VALUE, BEGINNING OF PERIOD	$11.60	$11.91	$11.93	$11.69	$11.98

Income from Investment Operations:
Net investment income	$.43	$.46	$.50	$.53	$.54
Net realized and unrealized gain (loss) on investment and futures transactions	(.16)	(.31)	(.02)	.24	(.29)
Total Income (Loss) From Investment Operations	$.27	$.15	$.48	$.77	$.25

Less Distributions:
Dividends from net investment income	$(.43)	$(.46)	$(.50)	$(.53)	$(.54)
Distributions from net capital gains	.00	.00	.00	.00	.00
Total Distributions	$(.43)	$(.46)	$(.50)	$(.53)	$(.54)

NET ASSET VALUE, END OF PERIOD	$11.44	$11.60	$11.91	$11.93	$11.69

Total Return	2.31%(A)	1.26%(A)	4.12%(A)	6.73%(A)	2.15%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$16,982	$18,477	$18,633	$18,728	$19,028
Ratio of net expenses (after expense assumption) to average net assets	0.75%(B)	0.75%(B)	0.75%(B)	0.75%(B)	0.75%(B)
Ratio of net investment income to average net assets	3.67%	3.89%	4.20%	4.49%	4.58%
Portfolio turnover rate	4.39%	26.23%	9.04%	18.49%	11.07%

(A) Excludes maximum sales charge of 2.75%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. or Integrity Money Management, Inc. assumed/waived expenses of $58,289, $36,281, $30,501, $31,627, and $30,414, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 1.08%, 0.94%, 0.91%, 0.92%, and 0.90%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Tax Information For The Year Ended July 30, 2004 (Unaudited)

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.  The distributions made during the fiscal year by the Fund were earned from the following sources:

		Dividends and Distributions Per Share
To Shareholders of Record	Payment Date	From Net Investment Income	From Net Realized Short-Term Gains	From Net Realized Long-Term Gains
August 29, 2003	August 29, 2003	$.034333	-	-
September 30, 2003	September 30, 2003	$.035213	-	-
October 31, 2003	October 31, 2003	$.035130	-	-
November 28, 2003	November 28, 2003	$.033250	-	-
December 31, 2003	December 31, 2003	$.038206	-	-
January 30, 2004	January 30, 2004	$.035910	-	-
February 27, 2004	February 27, 2004	$.032273	-	-
March 31, 2004	March 31, 2004	$.038208	-	-
April 30, 2004	April 30, 2004	$.035446	-	-
May 28, 2004	May 28, 2004	$.033707	-	-
June 30, 2004	June 30, 2004	$.038547	-	-
July 30, 2004	July 30, 2004	$.035940	-	-

Shareholders should consult their tax advisors.

INDEPENDENT AUDITOR’S REPORT

To the Shareholders and Board of Trustees of the Kansas Insured Intermediate Fund

We have audited the accompanying statement of assets and liabilities of the Kansas Insured Intermediate Fund (one of the portfolios constituting the Integrity Managed Portfolios), including the schedule of investments as of July 30, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended July 30, 2004 and July 31, 2003, and the financial highlights for the year ended July 30, 2004 and each of the four years in the period ended July 31, 2003.  These financial statements and financial highlights are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of July 30, 2004, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Kansas Insured Intermediate Fund of the Integrity Managed Portfolios as of July 30, 2004, the results of its operations, the changes in its net assets, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota USA
September 02, 2004

Maine Municipal Fund

Dear Shareholder:

Enclosed is the annual report of the operations of the Maine Municipal Fund (the “Fund”) for the four month period ended July 30, 2004.  The Fund’s portfolio and related financial statements are presented within for your review.

The global recovery, centered in the U.S. and Asia continues to improve as evidenced by the recent Federal Reserve hike in the Federal Funds Rate from a historic low of 1% to 1.25% on June 30th.  The increase was widely anticipated as recent economic and labor market conditions have improved.  The environment of rising profits, low interest rates, a weak dollar, accelerating domestic retail sales, and strengthening exports bodes well for a further accommodative Federal Reserve.

The Federal Reserve has taken center stage as it prepares to shift away from its stimulative monetary stance to a normalization of fed funds.

Several crucial questions remain unresolved:

What will constitute a neutral fed fund rate?
Will the normalization process be faster or slower than the market is currently discounting?
How much damage will higher rates cause the economy and market?

While no one knows for certain, recent verbiage from the Federal Reserve states: “With underlying inflation still expected to be relatively low, the Committee believes that policy accommodation can be removed at a pace that is likely to be measured.  Nonetheless, the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.”

Municipals during the period remained range bound with yields on twenty-year AAA general obligations yielding 4.75% at the beginning of the period and ending the period at 4.77%.  While the yields on the twenty-year municipals appear relatively unchanged during the period, they were quite volatile reaching a low of 4.33% and a high of 5.00% (Source Municipal Market Data).

The Fund’s shorter duration of 4.7 years and higher average overall coupon of 5.30% contributed to relative returns as interest rates increased during the period.

Several of the Fund’s holdings (e.g. University of Maine 4.25% due 2034, Scarborough GO’s 4.40% due 2032) under-performed the municipal sector hampering relative performance.

Having been undervalued relative to U.S. Treasuries for some time, municipals have started to rebound in recent months as municipal supply has declined.  This out-performance should continue as interest rates rise, further dampening municipal supply.

During the period the Fund utilized defensive positions designed to provide share price stability.  U.S. Treasury futures were used to hedge a portion of the portfolio, stabilizing the Fund’s share price as Treasury yields advanced during the period.  The Maine Municipal Fund began the four month period at $11.19 per share and ended the period at $11.10 per share for a total return of 0.40% (without sales charge). This compares to the Lehman Brother’s Municipal Bond Index’s return of -1.09% for the period.  Risk management is important in this market environment.

An important part of the Fund’s strategy includes searching the primary and secondary markets for high quality double tax-exempt issues.  Credit quality for the period ended was:  AAA 72%, AA 23%, A 4% and BBB 1%.

Income exempt from federal and state income taxes with preservation of capital remain the primary objectives of the Fund.

If you would like more frequent updates, visit our website at www.integritymf.com for daily prices along with pertinent Fund information.

Sincerely,

 The Portfolio Management Team

The views expressed are those of Monte Avery, Chief Portfolio Strategist with Integrity Mutual Funds. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Terms & Definitions  July 30, 2004 (Unaudited)

Appreciation

Increase in value of an asset.

Average Annual Total Return

A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis, assuming all distributions are reinvested.

Coupon Rate or Face Rate

The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

Depreciation

Decrease in value of an asset.

Lehman Brothers Municipal Bond Index

An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.  The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value

Actual (or estimated) price at which a bond trades in the market place.

Maturity

A measure of the term or life of a bond in years.  When a bond “matures,” the issuer repays the principal.

Net Asset Value (NAV)

The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.

Quality Ratings

A designation assigned by independent rating companies to give a relative indication of a bond’s credit worthiness.  “AAA,” “AA,” “A,” and “BBB” indicate investment grade securities.  Ratings can range from a high of “AAA” to a low of “D”.

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends.  It represents the aggregate percentage or dollar value change over the period.

July 30, 2004 (Unaudited)

PERFORMANCE AND COMPOSITION

PORTFOLIO QUALITY RATINGS

(based on Total Long-Term Investments)

AAA	72.3%
AA	23.2%
A	4.0%
BBB	0.5%

Quality ratings reflect the financial strength of the issuer.  They are assigned by independent rating services such as Moody’s Investors Services and Standard & Poor’s.  Non-rated bonds have been determined to be of appropriate quality for the portfolio by Integrity Money Management, the investment adviser.

These percentages are subject to change.

PORTFOLIO MARKET SECTORS

(As a % of Net Assets)

T-Transportation	22.8%
G-Government	20.7%
O-Other	18.4%
I-Industrial	12.0%
S-School	8.2%
HC-Health Care	5.5%
U-Utilities	4.0%
H-Housing	3.4%
GO-General Obligation	3.0%
W/S-Water/Sewer	2.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

July 30, 2004 (Unaudited)

DISCLOSURE OF FUND EXPENSES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

EXAMPLE 1:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also is based on the Fund’s actual expenses of 0.95% and annualized rate of return for the period of 1.23%.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
Annual Expenses	$51.65	$51.65

Account value of an initial investment of $1,000 as of the end of the period would be $969.28.

EXAMPLE 2:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example is based on the Fund’s actual operating expenses of 0.95% and also assumes that your investment has a 5.00% return.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
Annual Expenses	$51.82	$51.82

Account value of an initial investment of $1,000 as of the end of the period would be $1,005.38.

July 30, 2004 (Unaudited)

Average Annual Total Returns

	For periods ending July 30, 2004
				Since Inception (December 5, 1991)
Maine Municipal Fund	1 year	5 year	10 year
Without sales charge	3.95%	4.60%	5.13%	5.56%
With sales charge (4.25%)	(0.44)%	3.70%	4.68%	5.20%

				Since Inception (December 5, 1991)
Lehman Brothers Municipal Bond Index	1 year	5 year	10 year
	5.78%	6.07%	6.38%	6.63%

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial advisor and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

The Fund's performance prior to December 19, 2003, was achieved while the Fund was managed by another investment advisor, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment advisor.  The Forum Investment Advisors, LLC, served as investment advisor to the Fund until December 19, 2003.

July 30, 2004 (Unaudited)

Comparative Index Graph (insert here)

Comparison of change in value of a $10,000 investment in the Maine Municipal Fund and the Lehman Brothers Municipal Bond Index

	Maine Municipal Fund w/o Sales Charge	Maine Municipal Fund w/ Max Sales Charge	Lehman Brothers Municipal Bond Index

12/05/91	$10,000	$9,575	$10,000
1992	$10,907	$10,448	$10,954
1993	$11,731	$11,237	$11,921
1994	$12,025	$11,518	$12,144
1995	$12,948	$12,402	$13,101
1996	$13,629	$13,055	$13,965
1997	$14,717	$14,097	$15,399
1998	$15,429	$14,779	$16,321
1999	$15,841	$15,174	$16,791
2000	$16,445	$15,752	$17,515
2001	$17,750	$17,002	$19,283
2002	$18,667	$17,881	$20,577
2003	$19,084	$18,279	$21,316
2004	$19,838	$19,002	$22,549

Putting Performance into Perspective

Returns are historical and are not a guarantee of future results.  The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Maine municipal bonds.  Your Fund’s total return for the periods shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends.  The Fund’s share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

July 30, 2004 (Unaudited)

MANAGEMENT OF THE FUND

The Board of Integrity Managed Portfolios (formerly known as Ranson Managed Portfolios) consists of four Trustees.  These same individuals, unless otherwise noted, also serve as Directors or Trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  The remaining Trustee and executive officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 NW 27th Minot, ND 58703 83	Trustee	Since January 1996	Retired; Attorney; Director, ND Tax-Free Fund, Inc. (since December 1994), Montana Tax-Free Fund, Inc. (since December 1994), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004) Integrity Fund of Funds, Inc. (since August 1994), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since September 2003); and Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 69	Trustee	Since January 1996	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc. (since April 1995), Montana Tax-Free Fund, Inc. (since April 1995), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. (since April 1995), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center, 1015 S. Broadway Suite 15 Minot, ND 58701 56	Trustee	Since January 1999	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc. (since January 1999), Montana Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Fund of Funds, Inc. (since January 1999), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios (since January 1999) and The Integrity Funds (since May 2003).	17	None

The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 601-5593

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and executive officer, and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Robert E. Walstad 1 North Main Minot, ND 58703 59	Trustee, Chairman, and President	Since January 1996

Director (since September 1987), President (September 1987 to October 2001) (September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc., Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Chairman, President and Treasurer, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003).; Director, President (until August 2003), CEO, and Treasurer, Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001) (October 2002 to June 2003), ARM Securities Corporation; and Director, CEO, Chairman (since January 2002), President (since September 2002), Capital Financial Services, Inc.

				17	Director, Capital Financial Services, Inc.
**Peter A. Quist 1 North Main Minot, ND 58703 70	Vice President and Secretary	Since January 1996

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc. (formerly known as ND Money Management, Inc.), ND Capital, Inc., Integrity Fund Services, Inc., (formerly known as ND Resources, Inc.), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc. (formerly known as Ranson Capital Corporation) (since January 1996); Vice President and Secretary, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); and Director, ARM Securities Corporation (May 2000 to June 2003).

				3	None
**Brent M. Wheeler 1 Main Street North Minot, ND 58703 33	Treasurer	Since May 2004

Fund Accountant (May 1994 to December 1997) Sr. Fund Accountant (December 1997 to June 1998) Fund Accounting Manager (Since June 1998), Integrity Mutual Funds, Inc.; Treasurer (Since May 2004), Integrity Funds, Integrity Managed Portfolios, Integrity Mutual Funds.

				None	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messrs. Quist, Walstad and Wheeler are interested persons by virtue of being officers and trustees of the Fund’s Investment Adviser and Principal Underwriter.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 601-5593

July 30, 2004 (Unaudited)

INDEPENDENT TRUSTEES

[PHOTO]	[PHOTO]	[PHOTO]
Lynn W. Aas	Orlin W. Backes	R. James Maxson
Trustee	Trustee	Trustee

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

[PHOTO]	[PHOTO]	[PHOTO]
Robert E. Walstad	Peter A. Quist	Brent M. Wheeler
Chairman	Vice-President	Treasurer
President	Secretary
Trustee

Schedule of Investments  July 30, 2004

Name of Issuer Percentages represent the market value of each investment category to total net assets	Rating (Unaudited) Moody’s/S&P	Coupon Rate	Maturity	Principal Amount	Market Value

MAINE MUNICIPAL BONDS (56.1%)
Bangor, ME	Aa-3/AA-	3.600%	04/01/2005	$250,000	$254,332
Bangor, ME	Aa-3/AA-	3.750	04/01/2006	100,000	102,781
Bangor, ME	Aa-3/NR	5.500	09/01/2004	60,000	60,260
Bar Harbor, ME	A-1/A+	6.200	06/01/2005	175,000	182,171
Bar Harbor, ME	A-1/A+	6.450	06/01/2009	75,000	86,761
Bath, ME	A/A+	7.400	12/01/2006	15,000	16,790
Bath, ME	A/A+	7.450	12/01/2007	30,000	34,764
Bath, ME	A/A+	7.500	12/01/2008	20,000	23,919
Bath, ME MBIA	Aaa/AAA	5.625	03/01/2009	25,000	26,149
Brewer, ME	A/A	6.100	01/01/2005	50,000	51,125
Brewer, ME	A/A	6.200	01/01/2006	50,000	51,125
Brunswick, ME Tax Increment (BTI Project)	Aa-3/AA	5.500	11/01/2008	50,000	52,644
Bucksport, ME	NR/BBB+	7.150	04/01/2007	25,000	27,906
Cape Elizabeth, ME	Aa/AA	5.750	10/15/2009	250,000	257,760
Cape Elizabeth, ME	Aa/AA	5.900	10/15/2012	100,000	103,139
Cape Elizabeth, ME	Aa/AA	5.900	10/15/2014	25,000	25,784
Ellsworth, ME	A/NR	7.200	07/01/2008	25,000	29,181
Freeport, ME	Aa-3/AA	7.250	09/01/2004	250,000	251,457
Freeport, ME	Aa-3/AA	7.250	09/01/2010	20,000	24,473
Gorham, ME Unlimited Tax G.O. MBIA	Aaa/NR	4.200	02/01/2022	155,000	146,083
Gorham, ME Unlimited Tax G.O. MBIA	Aaa/NR	4.300	02/01/2023	155,000	146,745
Gorham, ME Unlimited Tax G.O. MBIA	Aaa/NR	4.350	02/01/2024	155,000	145,478
Houlton, ME Water District MBIA	Aaa/NR	4.600	05/01/2014	100,000	105,209
Jay, ME Pollution Control (International Paper Co.)	Baa/BBB	5.625	11/15/2006	50,000	50,584
Kennebec, ME Regl. Dev.	Baa-1/NR	5.500	08/01/2014	75,000	80,422
#Kennebec, ME Water District FSA	Aaa/NR	5.125	12/01/2021	500,000	527,395
Kennebunk, ME Sewer District	A/NR	7.100	01/01/2006	15,000	16,089
Kittery, ME	A/AA	5.200	01/01/2009	25,000	27,096
Lewiston, Maine G.O. FSA	Aaa/NR	5.000	04/01/2024	250,000	257,300
Maine Educ. Ln. Marketing Corp. Student Ln.	Aaa/NR	6.350	05/01/2005	25,000	25,140
Maine Governmental Facs. Lease Rev. FSA	Aaa/AAA	5.750	10/01/2007	250,000	275,475
Maine Governmental Facs. Auth Lease MBIA	Aaa/AAA	5.375	10/01/2016	250,000	271,752
Maine Health & Higher Educ. Facs. Auth. (Bates College) FSA	Aaa/AAA	5.250	07/01/2011	25,000	26,937
*Maine Health & Higher Educ. Facs. Auth. (Blue Hill Mem. Hosp) FSA	Aaa/AAA	5.250	07/01/2010	550,000	596,788
Maine Health & Higher Educ. Facs. Auth. FSA	Aaa/AAA	5.600	07/01/2007	175,000	178,108
Maine Health & Higher Educ. Facs. Auth. (Univ. New England & Cedars Nur) FSA	Aaa/AAA	5.550	07/01/2008	150,000	154,046
Maine Health & Higher Educ. Facs. Auth.	Aaa/A+	6.000	10/01/2013	195,000	227,659
Maine Health & Higher Educ. Facs. Auth. FSA	Aaa/AAA	5.000	11/15/2013	35,000	36,621
#Maine Health & Higher Edl. Facs. Auth. Rev. FSA	Aaa/AAA	5.300	07/01/2007	220,000	225,496
Maine Health & Higher Edl. Facs. Auth. Rev. AMBAC	Aaa/AAA	7.300	05/01/2014	5,000	5,013
Maine Health & Higher Educ. Auth. (Maine Maritime Academy) MBIA	Aaa/NR	5.000	07/01/2025	340,000	346,586
Maine Finance Auth. Rev. (Electric Rate Stabilization) FSA	Aaa/AAA	4.500	07/01/2008	25,000	26,782
*Maine Municipal Bond Bank MBIA	Aaa/AAA	5.625	11/01/2016	1,000,000	1,125,010
Maine Municipal Bond Bank AMBAC	Aaa/AAA	5.700	11/01/2011	90,000	98,334
Maine Municipal Bond Bank (Sewer & Water) Rev.	Aaa/AAA	4.900	11/01/2024	100,000	101,414
Maine State (Highway)	Aa/AA	5.000	06/15/2011	200,000	220,704
*Maine State Hsg. Auth. Mtg. Pur.	Aa-1/AA+	4.050	11/15/2010	1,000,000	1,011,510
Maine State Turnpike Auth. MBIA	Aaa/AAA	4.625	07/01/2010	100,000	104,911
Maine State Turnpike Auth. Rev. FGIC	Aaa/AAA	5.300	07/01/2012	100,000	109,225
Maine State Turnpike Auth. MBIA	Aaa/AAA	5.250	07/01/2010	75,000	82,409
*Maine State Turnpike. Auth. Rev. FGIC	Aaa/AAA	5.750	07/01/2028	750,000	812,123
Maine Vets Homes ME Rev.	NR/BBB	6.800	10/01/2005	315,000	326,501
Portland, ME	Aa-1/AA	5.000	09/01/2013	60,000	64,089
Portland, ME	Aa-1/AA	3.500	04/01/2005	350,000	356,118
#Portland, ME	Aa-1/AA	5.300	06/01/2013	790,000	841,619
Portland, ME (City Hospital)	Aa-1/AA	12.600	11/01/2005	50,000	56,534
Portland, ME	Aa-1/AA+	7.250	12/01/2005	100,000	107,471
Portland, ME Airport Rev.	Aaa/AAA	5.000	07/01/2032	750,000	752,258
Scarborough, ME G.O. FIC	Aaa/AAA	4.250	11/01/2014	435,000	452,487
Scarborough, ME G.O. MBIA	Aaa/AAA	4.400	11/01/2030	250,000	224,835
Scarborough, ME G.O. MBIA	Aaa/AAA	4.400	11/01/2031	250,000	223,878
Scarborough, ME G.O. MBIA	Aaa/AAA	4.400	11/01/2032	480,000	429,331
#Skowhegan, ME Pollution Ctl. Rev. (Scott Paper Co. Prj.)	Aa/AA-	5.900	11/01/2013	1,465,000	1,500,160
South Portland, ME	Aa-1/NR	5.800	09/01/2008	150,000	168,963
South Portland, ME	Aa-1/NR	5.800	09/01/2011	40,000	46,130
University of Maine System Rev. AMBAC	Aaa/AAA	4.500	03/01/2007	50,000	52,818
University of Maine System Rev. MBIA	Aaa/AAA	4.250	03/01/2025	950,000	850,279
University of Maine System Rev. MBIA	Aaa/AAA	4.250	03/01/2034	250,000	216,370
Westbrook, ME	A/A	6.750	11/15/2004	25,000	25,453
Westbrook, ME G.O. FGIC	Aaa/AAA	3.750	10/15/2005	45,000	46,055
Westbrook, ME G.O. FGIC	Aaa/AAA	4.250	10/15/2020	180,000	175,001
Windham, ME	A-1/A	0.050	06/15/2008	75,000	66,438
Windham, ME General Obligation AMBAC	Aaa/AAA	4.000	11/01/2014	415,000	419,059
Winslow, ME (Crowe Rope Inds.) MBIA	Aaa/AAA	5.500	03/01/2007	130,000	140,097
Winthrop, ME	A-3/NR	5.100	08/01/2004	25,000	25,000
Winthrop, ME	A-3/NR	5.200	08/01/2005	25,000	25,912
Winthrop, ME	A-3/NR	5.300	08/01/2006	25,000	26,586
Winthrop, ME	A-3/NR	5.400	08/01/2007	25,000	27,152
Yarmouth, ME AMBAC	Aaa/NR	5.250	11/15/2009	250,000	278,210
Yarmouth, ME	Aa-3/AA-	5.000	11/15/2019	500,000	531,930
York, ME G.O.	NR/AA	4.000	09/01/2010	75,000	78,258
Total Maine Municipal Bonds					$17,761,957

GUAM MUNICIPAL BONDS (0.0%)
Guam Hsg. Corp. Single Family Mtg.	NR/AAA	5.750	09/01/2031	10,000	10,627
Total Guam Municipal Bonds					$10,627

PUERTO RICO MUNICIPAL BONDS (22.4%)
Puerto Rico Commonwealth Public Improvement	Baa-1/A-	5.250	07/01/2018	400,000	436,160
Puerto Rico Commonwealth Public Improvement MBIA	Aaa/AAA	5.500	07/01/2021	750,000	847,185
Puerto Rico Commonwealth Highway and Trans. Rev. MBIA	Aaa/AAA	5.500	07/01/2036	750,000	803,190
Puerto Rico Commonwealth Highway and Trans. Rev. MBIA	Aaa/AAA	5.500	07/01/2017	500,000	573,455
Puerto Rico Public Building Auth. Rev. AMDAX	Aaa/AAA	5.500	07/01/2018	1,000,000	1,148,940
Puerto Rico Public Finance Corp. Commonwealth Appropriations AMBAC	Aaa/AAA	5.375	06/01/2018	1,960,000	2,234,733
University of Puerto Rico Revs. MBIA	Aaa/AAA	5.500	06/01/2015	1,000,000	1,068,240
Total Puerto Rico Municipal Bonds					$7,111,903

VIRGIN ISLANDS MUNICIPAL BONDS (10.4%)
Virgin Islands Hsg. Finance Auth. Single Family Rev. GNMA COLL	NR/AAA	6.000	03/01/2007	55,000	57,449
Virgin Islands Public Finance Auth. Rev.	Aaa/AAA	7.300	10/01/2018	1,080,000	1,403,492
Virgin Islands Public Finance Auth. Rev. RADIAN - IBCC	NR/AA	5.500	10/01/2022	720,000	772,171
Virgin Islands Water & Power Auth. Elec. Syst. Rev. ACA/MBIA	Aaa/AAA	5.300	07/01/2021	1,000,000	1,071,240
Total Virgin Islands Municipal Bonds					$3,304,352

TOTAL MUNICIPAL BONDS (COST: $27,398,741)					$28,188,839

SHORT-TERM SECURITIES (6.8%)				Shares
Wells Fargo National Tax-Free Money Market				1,082,000	$1,082,000
Goldman Sachs Financial Square Money Market				1,082,000	1,082,000
TOTAL SHORT-TERM SECURITIES (COST:$2,164,000)					$2,164,000

TOTAL INVESTMENTS IN SECURITIES (COST: $29,562,741)					$30,352,839
OTHER ASSETS LESS LIABILITIES					1,330,082

NET ASSETS					$31,682,921

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

#Indicates bonds are segregated by the custodian to cover initial margin requirements.

FOOTNOTE:  Non-rated (NR) securities have been determined to be of investment grade quality by the Fund’s Manager.

The accompanying notes are an integral part of these financial statements.

Financial Statements  July 30, 2004

Statement of Assets and Liabilities  July 30, 2004

ASSETS
Investment in securities, at value (cost: $29,562,741)	$30,352,839
Cash	871,080
Accrued interest receivable	298,437
Accrued dividends receivable	925
Variation margin on futures	275,000
Prepaid expenses	5,847
Receivable due from broker	3

Total Assets	$31,804,131

LIABILITIES
Dividends payable	$89,527
Accrued expenses	31,683

Total Liabilities	$121,210

NET ASSETS	$31,682,921

Net assets are represented by:
Paid-in capital	$30,286,104
Accumulated undistributed net realized gain (loss) on investments and futures	1,019,631
Accumulated undistributed net investment income	3,171
Unrealized appreciation on investments	790,098
Unrealized depreciation of futures	(416,083)
Total amount representing net assets applicable to 2,855,243 outstanding shares of no par common stock (unlimited shares authorized)	$31,682,921

Net asset value per share	$11.10

Public offering price (based on sales charge of 4.25%)	$11.59

The accompanying notes are an integral part of these financial statements.

Statement of Operations  For the four month period ended July 30, 2004

INVESTMENT INCOME
Interest	$473,642
Dividends	2,718
Total Investment Income	$476,360

EXPENSES
Investment advisory fees	$53,463
Service fees	26,731
Administrative service fees	10,693
Transfer agent fees	14,429
Transfer agent out-of-pockets	700
Accounting service fees	13,346
Reports to shareholders	1,733
Custodian fees	2,000
Professional fees	333
Trustees fees	848
Registration and filing fees	617
Insurance expense	670
Legal fees	2,400
Audit fees	2,667
Total Expenses	$130,630
Less expenses waived or absorbed by the Fund’s manager	(29,051)
Total Net Expenses	$101,579

NET INVESTMENT INCOME	$374,781

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
Net realized gain (loss) from:
Investment transactions	$143,951
Futures transactions	905,155
Net change in unrealized appreciation (depreciation) of:
Investments	(917,861)
Futures	(416,083)
Net Realized And Unrealized Gain (Loss) On Investments And Futures	$(284,838)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$89,943

The accompanying notes are an integral part of these financial statements.

Financial Statements July 30, 2004

Statement of Changes in Net Assets

For the four month period ended July 30, 2004 and the year ended March 31, 2004

	For the Four Month Period Ended July 30, 2004	For the Year Ended March 31, 2004

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$374,781	$1,217,578
Net realized gain (loss) on investment and futures transactions	1,049,106	104,884
Net change in unrealized appreciation (depreciation) on investments and futures	(1,333,944)	(398,074)
Net Increase (Decrease) in Net Assets Resulting From Operations	$89,943	$924,388

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($.13 and $.39 per share, respectively)	$(373,109)	$(1,214,076)
Distributions from net realized gain on investment and futures transactions ($.00 and $.06 per share, respectively)	0	(175,866)
Total Dividends and Distributions	$(373,109)	$(1,389,942)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$1,230,201	$2,736,665
Proceeds from reinvested dividends	204,246	732,655
Cost of shares redeemed	(2,737,885)	(7,581,455)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(1,303,438)	$(4,112,135)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(1,586,604)	$(4,577,689)

NET ASSETS, BEGINNING OF PERIOD	33,269,525	37,847,214

NET ASSETS, END OF PERIOD	$31,682,921	$33,269,525

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  July 30, 2004

Note 1.  ORGANIZATION

Business operations - The Maine Municipal Fund (the “Fund”) is an investment portfolio of Integrity Managed Portfolios (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.  The Trust may offer multiple portfolios; currently six portfolios are offered.  Integrity Managed Portfolios is an unincorporated business trust organized under Massachusetts law on August 10, 1990. The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal and Maine income tax as is consistent with preservation of capital.  The Fund will seek to achieve this objective by investing primarily in a portfolio of Maine municipal securities.

On December 19, 2003, the Maine Municipal Fund became a series of Integrity Managed Portfolios.  Prior to this the Fund was part of the Forum Funds and was named the Maine TaxSaver Bond Fund.  The Maine TaxSaver Bond Fund commenced operations on December 5, 1991.  The Forum Funds is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.25% of the offering price.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Integrity Money Management.  The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following:  yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.  Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed.  The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state.  This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

When-issued securities – The Fund may purchase securities on a when-issued basis.  Payment and delivery may take place after the customary settlement period for that security.  The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.  The value of the securities purchased on a when-issued basis are identified as such in the Fund’s Schedule of Investments.  With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment.  Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Federal and state income taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders.  Therefore, no provision for income taxes is required.  Distributions during the four month period ended July 30, 2004, were characterized tax-exempt for tax purposes.

The tax character of distributions paid was as follows:

	July 30, 2004	March 31, 2004
Tax-exempt income	$373,109	$1,214,076
Ordinary Income	0	5,159
Long-term Capital Gains	0	170,707
Total	$373,109	$1,389,942

For the four month period ended July 30, 2004, the Fund made no permanent reclassifications to reflect tax character.

As of March 31, 2004 (fiscal year end of the Fund prior to the conversion to the Integrity Funds) the Fund did not have any unexpired capital loss carryforwards, which may be used to offset capital gains.

Distributions to shareholders - Dividends from net investment income, declared daily and paid monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed at least annually.

Premiums and discounts - Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Other - Income and expenses are recorded on the accrual basis.  Investment transactions are accounted for on the trade date.  Realized gains and losses are reported on the identified cost basis.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.  Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. government or municipal securities at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as a realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments.  The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At July 30, 2004, the Fund had outstanding futures contracts to sell debt securities as follows:

Contracts to Sell	Expiration Date	Number of Futures Contracts	Valuation as of July 30, 2004	Unrealized Appreciation (Depreciation)
U.S. Treasury Bonds	09/2004	100	$275,000	($416,083)

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of July 30, 2004, there were unlimited shares of no par authorized; 2,855,243 and 2,972,081 shares were outstanding at July 30, 2004 and March 31, 2004, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Four Month Period Ended July 30, 2004	For The Year Ended March 31, 2004

Shares sold	110,712	240,419
Shares issued on reinvestment of dividends	18,349	64,725
Shares redeemed	(245,899)	(668,937)
Net increase (decrease)	(116,838)	(363,793)

Note 4.  ACQUISITION OF FUND

The Forum Funds held a special meeting of shareholders of the Maine TaxSaver Bond Fund and the New Hampshire TaxSaver Bond Fund  (the “Funds”), at [the offices of Forum Financial Group, LLC, Two Portland Square, Portland, ME 04101], on December 15, 2003, at 10:00 a.m., Eastern Time, as adjourned from time to time (the “Meeting”), for the purposes listed:  to approve a new investment advisory agreement with Integrity Money Management, Inc.; and to consider and act upon any other business as may properly come before the Meeting.  After careful consideration, the Trustees of the Forum Funds unanimously approved each of the proposals and recommended that shareholders vote “FOR” the proposals.  The Forum Funds Board of Trustees fixed the close of business on October 27, 2003 as the record date for determining shareholders entitled to notice of and to vote at the Meeting.  Each share of a Fund was entitled to one vote for each dollar invested with respect to each proposal.  The Investment Advisory Agreement of the Maine Municipal Fund and New Hampshire Municipal Fund were approved by the shareholders on December 15, 2003.  The reorganization was accomplished by a tax-free exchange of 3,005,440 shares of Maine Tax Saver Fund for 3,005,440 shares of Maine Municipal Fund on December 19, 2003.  Maine TaxSaver Bond Fund net assets of $34,037,885 before and after conversion on December 19, 2003, including $2,020,864 of unrealized appreciation, were reorganized into the Maine Municipal Fund.

Note 5.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc., the Fund’s investment adviser; Integrity Funds Distributor, Inc., the Fund’s underwriter; and Integrity Fund Services, Inc., the Fund’s transfer, accounting and administrative services agent, are subsidiaries of Integrity Mutual Funds, Inc.

The Fund has engaged Integrity Money Management, Inc. to provide investment advisory and management services to the Fund.  The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund’s average daily net assets.  The Fund has recognized $24,412 of investment advisory fees after partial waiver for the four month period ended July 30, 2004.  The Fund has a payable to Integrity Money Management, Inc. of $5,611 at July 30, 2004, for investment advisory fees.  Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

Under the terms of the advisory agreement, the investment adviser has agreed to pay all the expenses of the Fund (excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% of the Fund’s average daily net assets on an annual basis up to the amount of the management and investment advisory fee payable by the Fund to the adviser.  In addition, the investment adviser has agreed to waive fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) that exceed 0.95% of the Fund’s average daily net assets on an annual basis through December 20, 2004.

The Fund pays an annual service fee to Integrity Funds Distributor, Inc., its principal underwriter, for certain expenses incurred by Integrity Funds Distributor, Inc. in connection with the distribution of the Fund’s shares.  The annual fee paid to Integrity Funds Distributor, Inc. is calculated daily and paid monthly by the Fund at the annual rate of 0.25% of the average daily net assets of the Fund.  The Fund has recognized $26,731 of service fee expenses for the four month period ended July 30, 2004.  The Fund has a payable to Integrity Funds Distributor, Inc. of $6,634 at July 30, 2004, for service fees.

Integrity Fund Services, Inc. provides shareholder services for a fee that varies according to the size of the Fund and is reimbursed for  out-of-pocket expenses.  An additional fee with a minimum $500 per month is charged for each additional share class.  The Fund has recognized $14,429 of transfer agency fees and expenses for the four month period ended July 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $3,585 at July 30, 2004, for transfer agency fees.  Integrity Fund Services, Inc. also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional minimum fee of $500 per month is charged by Integrity Fund Services for each additional share class.  The Fund has recognized $13,346 of accounting service fees for the four month period ended July 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $3,327 at July 30, 2004, for accounting service fees.  Integrity Fund Services also acts as administrator for the Fund.  The Fund pays to Integrity Fund Services a monthly fee calculated at the rate of 0.10% of average daily net assets with a minimum of $1,500 per month plus out-of-pocket expenses.  An additional minimum fee of $500 per month is charged by Integrity Fund Services for each additional share class.  The Fund has recognized $10,693 of administrative service fees for the four month period ended July 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $2,653 at July 30, 2004, for administrative service fees.

Note 6.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) aggregated $583,173 and $3,697,921, respectively, for the four month period ended July 30, 2004.

Note 7.  INVESTMENT IN SECURITIES

At July 30, 2004, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $29,562,741.  The net unrealized appreciation of investments based on the cost was $790,098, which is comprised of $1,259,879 aggregate gross unrealized appreciation and $469,781 aggregate gross unrealized depreciation.

Financial Highlights

Selected per share data and ratios for the period indicated

	For The Four Month Period Ended July 30, 2004	For The Year Ended March 31, 2004	For The Year Ended March 31, 2003	For The Year Ended March 31, 2002	For The Year Ended March 31, 2001	For The Year Ended March 31, 2000
NET ASSET VALUE, BEGINNING OF PERIOD	$11.19	$11.35	$10.97	$11.06	$10.62	$11.07

Income from Investment Operations:
Net investment income	$.13	$.39	$.39	$.42	$.46	$.48
Net realized and unrealized gain (loss) on investment and futures transactions	(.09)	(.10)	.38	(.09)	.44	(.44)
Total Income (Loss) From Investment Operations	$.04	$.29	$.77	$.33	$.90	$.04

Less Distributions:
Dividends from net investment income	$(.13)	$(.39)	$(.39)	$(.42)	$(.46)	$(.48)
Distributions from net capital gains	.00	(.06)	.00	.00	.00	(.01)
Total Distributions	$(.13)	$(.45)	$(.39)	$(.42)	$(.46)	$(.49)

NET ASSET VALUE, END OF PERIOD	$11.10	$11.19	$11.35	$10.97	$11.06	$10.62

Total Return	1.23%(A)(C)	2.56%(A)	7.16%(A)	3.06%(A)	8.69%(A)	0.43%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$31,683	$33,270	$37,847	$38,033	$33,422	$31,938
Ratio of net expenses (after expense assumption) to average net assets	0.95%(B)(C)	0.95%(B)	0.95%(B)	0.95%(B)	0.84%(B)	0.60%(B)
Ratio of net investment income to average net assets	3.49%(C)	3.44%	3.49%	3.82%	4.28%	4.50%
Portfolio turnover rate	1.92%	34.40%	26.00%	13.00%	19.00%	23.00%

(A) Excludes maximum sales charge of 4.25%.

(B) During the period since March 31, 2004, Integrity Mutual Funds, Inc. assumed/waived expenses of $29,051.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.22%.  For the period 4/1/2003 through 12/19/2003, Forum Administrative Services assumed/waived expenses of $64,658.  For the period from 12/20/2003 through 3/31/2004, Integrity Money Management, Inc. assumed/waived expenses of $22,736.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets for the year would have been 1.20%.  In prior years, Forum Administrative Services, Forum Investment Advisors, Forum Shareholder Services, and Forum Accounting Services assumed/waived expenses of $104,969 (2003), $133,718 (2002), $169,656 (2001), and $230,659 (2000).  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.22%, 1.32%, 1.37%, and 1.31%, respectively.

(C) Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

TAX INFORMATION

For The Four Month Period Ended July 30, 2004 (Unaudited)

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.  The distributions made during the fiscal year by the Fund were earned from the following sources:

		Dividends and Distributions Per Share
To Shareholders of Record	Payment Date	From Net Investment Income	From Net Realized Short-Term Gains	From Net Realized Long-Term Gains
April 29, 2004	April 30, 2004	$.033217	-	-
May 27, 2004	May 28, 2004	$.030565	-	-
June 29, 2004	June 30, 2004	$.034498	-	-
July 29, 2004	July 30, 2004	$.031254

Shareholders should consult their tax advisors.

INDEPENDENT AUDITOR’S REPORT

To the Shareholders and Board of Trustees of Maine Municipal Fund

We have audited the accompanying statement of assets and liabilities of Maine Municipal Fund (one of the portfolios constituting Integrity Managed Portfolios), including the schedule of investments as of July 30, 2004, the related statement of operations for the four month period then ended, the statement of changes in net assets, and the financial highlights for the four month period then ended and the year ended March 31, 2004.  These financial statements and financial highlights are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended March 31, 2003, and the financial highlights for each of the four years in the period ended March 31, 2003, were audited by other auditors whose report dated May 16, 2003 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of July 30, 2004, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maine Municipal Fund of the Integrity Managed Portfolios as of July 30, 2004, the results of its operations for the four month period then ended, the changes in its net assets, and the financial highlights for the four month period then ended and the year ended March 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota USA
September 02, 2004

Nebraska Municipal Fund

Dear Shareholder:

Enclosed is the annual report of the operations of the Nebraska Municipal Fund (the “Fund”) for the year ended July 30, 2004.  The Fund’s portfolio and related financial statements are presented within for your review.

The global recovery, centered in the U.S. and Asia continues to improve as evidenced by the recent Federal Reserve hike in the Federal Funds Rate from a historic low of 1% to 1.25% on June 30th.  The increase was widely anticipated as recent economic and labor market conditions have improved.  The environment of rising profits, low interest rates, a weak dollar, accelerating domestic retail sales, and strengthening exports bodes well for a further accommodative Federal Reserve.

The Federal Reserve has taken center stage as it prepares to shift away from its stimulative monetary stance to a normalization of fed funds.

Several crucial questions remain unresolved:

What will constitute a neutral fed fund rate?
Will the normalization process be faster or slower than the market is currently discounting?
How much damage will higher rates cause the economy and market?

While no one knows for certain, recent verbiage from the Federal Reserve states: “With underlying inflation still expected to be relatively low, the Committee believes that policy accommodation can be removed at a pace that is likely to be measured. Nonetheless, the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.”

Municipals during the period remained range bound with yields on twenty-year AAA general obligations yielding 4.75% at the beginning of the period and ending the period at 4.77%.  While the yields on the twenty-year municipals appear relatively unchanged during the period, they were quite volatile reaching a low of 4.33% and a high of 5.00% (Source Municipal Market Data).

The Fund’s shorter duration of 5.3 years and higher average overall coupon of 5.68% contributed to relative returns as interest rates increased during the period.

Several of the Fund’s holdings (e.g. Lincoln Electric 5.00% due 2021, Omaha GO’s 5.00% due 2022) under-performed the municipal sector hampering relative performance.

Having been undervalued relative to U.S. Treasuries for some time, municipals have started to rebound in recent months as municipal supply has declined.  This out-performance should continue as interest rates rise, further dampening municipal supply.

During the period the Fund utilized defensive positions designed to provide share price stability.  U.S. Treasury futures were used to hedge a portion of the portfolio, stabilizing the Fund’s share price as Treasury yields advanced during the period and tempering them as Treasury yields declined.  The Nebraska Municipal Fund began the year at $10.62 per share and ended the period at $10.55 per share for a total return of 3.59% (without sales charge).  This compares to the Lehman Brothers Municipal Bond Index’s return of 5.78% for the period.  Risk management is important in this market environment.

An important part of the Fund’s strategy includes searching the primary and secondary markets for high quality double tax-exempt issues.  Credit quality for the period ended was AAA 61%, AA 25%, A 6%, BBB 2% and NR 6%.

Income exempt from federal and state income taxes with preservation of capital remain the primary objectives of the Fund.

If you would like more frequent updates, visit our website at www.integritymf.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of Monte Avery, Chief Portfolio Strategist with Integrity Mutual Funds.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Terms & Definitions  July 30, 2004 (Unaudited)

Appreciation

The increase in value of an asset.

Average Annual Total Return

A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis, assuming all distributions are reinvested.

Coupon Rate or Face Rate

The rate of interest annually payable based on the face amount of the bond; expressed as a percentage.

Depreciation

The decrease in value of an asset.

Lehman Brothers Municipal Bond Index

An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.  The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value

The actual (or estimated) price at which a bond trades in the market place.

Maturity

A measure of the term or life of a bond in years.  When a bond “matures”, the issuer repays the principal.

Net Asset Value (NAV)

The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.

Quality Ratings

A designation assigned by independent rating companies to give a relative indication of a bond’s credit worthiness.  “AAA”, “AA”, “A” and “BBB” indicate investment grade securities.  Ratings can range from a high of “AAA” to a low of “D”.

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends.  It represents the aggregate percentage or dollar value change over the period.

July 30, 2004 (Unaudited)

Insert Pie Charts

PERFORMANCE AND COMPOSITION

PORTFOLIO QUALITY RATINGS

(based on Total Long-Term Investments)

AAA	61.2%
AA	25.3%
A	5.6%
BBB	2.1%
NR	5.8%

Quality ratings reflect the financial strength of the issuer.  They are assigned by independent rating services such as Moody’s Investors Services and Standard & Poor’s.  Non-rated bonds have been determined to be of appropriate quality for the portfolio by Integrity Money Management (formerly known as Ranson Capital Corporation), the investment adviser.

These percentages are subject to change.

PORTFOLIO MARKET SECTORS

(As a % of Net Assets)

S-School	35.9%
HC-Health Care	19.1%
H-Housing	12.4%
U-Utilities	9.4%
I-Industrial	7.9%
O-Other	7.6%
W/S-Water/Sewer	5.4%
C/L-COP/Lease	2.3%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

July 30, 2004 (Unaudited)

DISCLOSURE OF FUND EXPENSES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

EXAMPLE 1:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also is based on the Fund’s actual expenses of 0.95% and rate of return for the period of 3.59%.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
Annual Expenses	$51.76	$51.76

Account value of an initial investment of $1,000 as of the end of the period would be $991.87.

EXAMPLE 2:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example is based on the Fund’s actual operating expenses of 0.95% and also assumes that your investment has a 5.00% return.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
Annual Expenses	$51.82	$51.82

Account value of an initial investment of $1,000 on A shares as of the end of the period would be $1,005.38.

July 30, 2004 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending July 30, 2004

				Since Inception (November 17, 1993)
Nebraska Municipal Fund	1 year	5 year	10 year
Without sales charge	3.59%	3.77%	4.70%	4.16%
With sales charge (4.25%)	(0.80%)	2.87%	4.24%	3.73%

				Since Inception (November 17, 1993)
Lehman Brothers Municipal Bond Index	1 year	5 year	10 year
	5.78%	6.07%	6.38%	5.84%

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial advisor and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

July 30, 2004 (Unaudited)

COMPARATIVE INDEX GRAPH (INSERT HERE)

Comparison of change in value of a $10,000 investment in the Nebraska Municipal Fund and the Lehman Brothers Municipal Bond Index

	Nebraska Municipal Fund w/o Sales Charge	Nebraska Municipal Fund w/ Max Sales Charge	Lehman Brothers Municipal Bond Index

11/17/93	$10,000	$9,575	$10,000
1994	$9,773	$9,357	$9,892
1995	$10,471	$10,026	$10,672
1996	$11,071	$10,600	$11,376
1997	$11,909	$11,402	$12,544
1998	$12,380	$11,853	$13,295
1999	$12,853	$12,306	$13,677
2000	$13,146	$12,588	$14,268
2001	$14,463	$13,848	$15,707
2002	$15,051	$14,411	$16,761
2003	$14,929	$14,295	$17,364
2004	$15,465	$14,807	$18,368

Putting Performance into Perspective

Returns are historical and are not a guarantee of future results.  The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Nebraska municipal bonds.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends.  The Fund’s share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

July 30, 2004 (Unaudited)

MANAGEMENT OF THE FUND

The Board of Integrity Managed Portfolios (formerly known as Ranson Managed Portfolios) consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  The remaining three Trustees/Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 NW 27th Minot, ND 58703 83	Trustee	Since January 1996	Retired; Attorney; Director, ND Tax-Free Fund, Inc. (since December 1994), Montana Tax-Free Fund, Inc. (since December 1994), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004) Integrity Fund of Funds, Inc. (since August 1994), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since September 2003); and Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 69	Trustee	Since January 1996	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc. (since April 1995), Montana Tax-Free Fund, Inc. (since April 1995), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. (since April 1995), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center, 1015 S. Broadway Suite 15 Minot, ND 58701 56	Trustee	Since January 1999	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc. (since January 1999), Montana Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Fund of Funds, Inc. (since January 1999), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios (since January 1999) and The Integrity Funds (since May 2003).	17	None

The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 601-5593.

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Robert E. Walstad 1 North Main Minot, ND 58703 59	Trustee, Chairman, and President	Since January 1996

Director (since September 1987), President (September 1987 to October 2001) (September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc., Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Chairman, President and Treasurer, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003).; Director, President (until August 2003), CEO, and Treasurer, Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001) (October 2002 to June 2003), ARM Securities Corporation; and Director, CEO, Chairman (since January 2002), President (since September 2002), Capital Financial Services, Inc.

				17	Director, Capital Financial Services, Inc.
**Peter A. Quist 1 North Main Minot, ND 58703 70	Vice President and Secretary	Since January 1996

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc. (formerly known as ND Money Management, Inc.), ND Capital, Inc., Integrity Fund Services, Inc., (formerly known as ND Resources, Inc.), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc. (formerly known as Ranson Capital Corporation) (since January 1996); Vice President and Secretary, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); and Director, ARM Securities Corporation (May 2000 to June 2003).

				3	None
**Brent M. Wheeler 1 Main Street North Minot, ND 58703 33	Treasurer	Since May 2004

Fund Accountant (May 1994 to December 1997) Sr. Fund Accountant (December 1997 to June 1998) Fund Accounting Manager (Since June 1998), Integrity Mutual Funds, Inc.; Treasurer (Since May 2004), Integrity Funds, Integrity Managed Portfolios, Integrity Mutual Funds.

				None	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messrs. Quist, Walstad and Wheeler are interested persons by virtue of being officers and Trustees of the Fund’s Investment Adviser and Principal Underwriter.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 601-5593.

July 30, 2004 (Unaudited)

INDEPENDENT TRUSTEES

[PHOTO]	[PHOTO]	[PHOTO]
Lynn W. Aas	Orlin W. Backes	R. James Maxson
Trustee	Trustee	Trustee

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

[PHOTO]	[PHOTO]	[PHOTO]
Robert E. Walstad	Peter A. Quist	Brent M. Wheeler
Chairman	Vice-President	Treasurer
President	Secretary
Trustee

Schedule of Investments  July 30, 2004

Name of Issuer Percentages represent the market value of each investment category to total net assets	Rating (Unaudited) Moody’s/S&P	Coupon Rate	Maturity	Principal Amount	Market Value

NEBRASKA MUNICIPAL BONDS (97.7%)
Adams Cty., NE Hosp. Auth. #001 (Mary Lanning Memorial Hosp.) ASGUA	NR/AA	5.300%	12/15/2018	$250,000	$262,360
Cass Cty, NE School Dist. #056 (Conestoga Public Schools)	NR/NR	6.150	12/15/2020	250,000	256,075
Columbus Community Hospital Platte Cty, NE Asset Guaranty	NR/AA	5.650	05/01/2012	100,000	109,312
Columbus Community Hospital Platte Cty, NE Asset Guaranty	NR/AA	6.150	05/01/2030	250,000	270,445
*Dakota Cty., NE SD #011 (South Sioux City Community Schools) G.O. MBIA	Aaa/AAA	6.100	06/15/2020	1,000,000	1,062,180
Dawson Cty., NE School Dist. #20 (Gothenburg) G.O. MBIA	Aaa/AAA	5.350	12/15/2026	500,000	523,785
Dawson Cty., NE SID #001 (IBP, Inc. Proj.) Ref. G.O.	Baa-3/BBB	5.650	02/01/2022	700,000	707,000
*Dodge Cty., NE SD #001 (Fremont Public Schools) FSA	Aaa/NR	5.500	12/15/2020	1,000,000	1,096,320
Douglas Cty., NE (Catholic Health Corp.) Rev. MBIA	Aaa/AAA	5.375	11/15/2015	275,000	295,647
Douglas Cty., NE (Catholic Health Corp.) Rev. MBIA	Aaa/AAA	5.500	11/15/2021	340,000	363,671
Douglas Cty., NE Hosp. Auth. #001 (Alegent Hlth.) Rev. AMBAC	Aaa/AAA	5.250	09/01/2021	250,000	263,657
Douglas Cty., NE Hosp. Auth. #002 (Archbishop Bergan) Rev. MBIA	Aaa/AAA	6.000	11/15/2015	125,000	129,290
Douglas Cty., NE Hosp. Auth. #002 (Nebraska Medical Center)	A/NR	5.000	11/15/2016	250,000	259,147
Douglas Cty., NE School Dist. #001	Aa/AAA	5.625	12/15/2019	250,000	266,537
#Douglas Cty., NE School Dist. #010 (Elkhorn) G.O. FSA	Aaa/AAA	5.500	12/15/2020	750,000	806,145
Douglas Cty., NE SD #010 (Elkhorn Public Schools)	NR/A+	5.050	12/15/2022	150,000	155,571
Douglas Cty., NE SID #240 (LeBea) Ref. G.O.	NR/NR	5.900	10/15/2016	100,000	100,250
Douglas Cty., NE SID #392 (Cinnamon Creek) G.O.	NR/NR	5.750	08/15/2017	200,000	200,000
Douglas Cty., NE SID #397 (Linden Estates II)	NR/NR	5.600	07/15/2018	265,000	265,000
Douglas Cty., NE SID #397 (Linden Estates II)	NR/NR	5.600	07/15/2019	280,000	287,196
Douglas Cty., NE SID #397 (Linden Estates II)	NR/NR	5.600	04/01/2023	500,000	501,280
Fremont, NE Combined Utilities Rev. MBIA	Aaa/AAA	5.000	10/15/2021	500,000	521,820
Grand Island, NE Sewer Syst. Rev.	A/NR	6.000	04/01/2014	550,000	560,835
Great Plains Regional Med. Cntr. North Platte Hosp. Rev. Asset Guaranty	NR/AA	5.450	11/15/2022	750,000	795,128
Kearney Cty., NE Highway Allocation Fund AMBAC	Aaa/NR	5.350	06/15/2021	100,000	107,494
Lancaster Cty, NE School District #0160 (Norris Schools) G.O. FSA	Aaa/NR	5.000	12/15/2025	250,000	251,087
#Lancaster Cty., NE (Bryan Memorial Hospital) Rev. MBIA	Aaa/AAA	5.375	06/01/2019	1,400,000	1,495,368
Lancaster Cty., NE School Dist. #1 (Lincoln Public Schools)	Aa/AAA	5.250	01/15/2021	500,000	532,590
Lancaster Cty., NE School Dist. #1 (Lincoln Public Schools) G.O.	Aa/AAA	5.250	01/15/2022	500,000	533,650
#Lancaster Cty., NE School Dist. #145 (Waverly Public Schools) AMBAC	Aaa/AAA	5.500	12/01/2020	1,240,000	1,331,562
Lincoln Cty., NE School Dist. #005 (Sutherland Public Schools) FSA	Aaa/NR	5.000	12/15/2020	225,000	237,321
Lincoln, NE Elec. Syst. Rev.	Aa/AA	5.000	09/01/2021	1,000,000	1,041,180
Lincoln, NE Water Rev.	Aa/AA+	5.000	08/15/2022	575,000	600,547
Lincoln/Lancaster Cty., NE Public Bldg. Community Rev.	Aa/AA+	5.800	10/15/2018	475,000	520,263
#Lincoln/Lancaster Cty., NE Public Bldg. Community Rev.	Aa/AA+	5.875	10/15/2023	850,000	947,512
Madison Cty., NE Hosp. Auth. #001 (Faith Regl. Hlth. Svcs.) Rev. ASGUA	NR/AA	5.350	07/01/2018	250,000	261,635
NE Educ. Finance Auth. (Creighton Univ.) Rev. AMBAC	Aaa/AAA	5.950	01/01/2011	300,000	318,633
NE Educ. Finance Auth. (Wesleyan Univ.) Rev. Radian Insured	NR/AA	5.500	04/01/2027	1,000,000	1,041,380
NE Hgr. Educ. Loan Program Junior Subord. Rev. MBIA	Aaa/AAA	6.400	06/01/2013	275,000	295,554
NE Hgr. Educ. Loan Program B Rev. MBIA	Aaa/AAA	6.000	06/01/2028	100,000	102,853
NE Hgr. Educ. Loan Program Junior Subord. Term MBIA	Aaa/AAA	6.450	06/01/2018	400,000	436,156
NE Hgr. Educ. Loan Program Senior Subord. Term MBIA	Aaa/AAA	6.250	06/01/2018	800,000	866,672
*NE Hgr. Educ. Loan Program Student Loan MBIA	Aaa/AAA	5.875	06/01/2014	1,180,000	1,217,677
NE Invmt. Finance Auth. (Catholic Hlth. Initiatives) Rev.	Aa/AA	5.125	12/01/2017	200,000	208,400
NE Invmt. Finance Auth. (Childrens Healthcare Svcs) Facs. Rev.	Aaa/AAA	5.500	08/15/2017	410,000	445,317
#NE Invmt. Finance Auth. (Childrens Healthcare Svcs.) Rev. AMBAC	Aaa/AAA	5.500	08/15/2027	1,000,000	1,033,850
NE Invmt. Finance Auth. (Great Plains Regl. Medl. Ctr.) ASGUA	NR/AA	5.450	11/15/2017	400,000	425,568
NE Invmt. Finance Auth. (Muirfield Greens) Multifamily Rev. FHA	Aa/NR	6.800	12/01/2015	280,000	288,210
NE Invmt. Finance Auth. (Muirfield Greens) Multifamily Rev. FHA	Aa/NR	6.850	12/01/2025	525,000	541,060
NE Invmt. Finance Auth. (Waterbrook) Multifamily Rev.	Aaa/AAA	5.600	04/01/2007	165,000	168,963
NE Invmt. Finance Auth. Multifamily Hsg. Rev. FNMA	NR/AAA	6.200	06/01/2028	495,000	509,563
NE Invmt. Finance Auth. Multifamily Hsg. Rev. GNMA	NR/AAA	6.000	06/01/2017	430,000	439,486
NE Invmt. Finance Auth. Multifamily Hsg. Rev. GNMA	NR/AAA	6.100	06/01/2029	500,000	519,375
*NE Invmt. Finance Auth. Single Family Hsg. Rev.	NR/AAA	6.600	09/01/2020	125,000	127,140
*NE Invmt. Finance Auth. Single Family Hsg. Rev.	NR/AAA	6.300	09/01/2028	645,000	666,904
NE Invmt. Finance Auth. Single Family Hsg. Rev. Coll.	NR/AAA	6.300	03/01/2017	35,000	35,351
NE Invmt. Finance Auth. Single Family Hsg. Rev. FHA/GNMA	NR/AAA	6.500	09/01/2018	275,000	282,997
NE Invmt. Finance Auth. Single Family Hsg. Rev. FNMA/GNMA	NR/AAA	6.400	09/01/2026	180,000	184,792
NE Invmt. Finance Auth. Single Family Hsg. Rev. GNMA	NR/AAA	6.200	09/01/2017	150,000	155,391
NE Invmt. Finance Auth. Single Family Hsg. Rev. GNMA	NR/AAA	6.250	03/01/2021	175,000	180,346
NE Invmt. Finance Auth. Single Family Hsg. Rev. GNMA/FNMA	NR/AAA	6.250	09/01/2028	80,000	82,212
NE Invmt. Finance Auth. Single Family Hsg. Rev. GNMA/FNMA	NR/AAA	6.300	09/01/2030	90,000	92,604
NE Invmt. Finance Auth. Single Family Hsg. Rev. VA/FNMA	NR/AAA	7.300	09/01/2026	30,000	30,370
Omaha, NE (Riverfront Project) Special Obligation	Aa/AA	5.500	02/01/2029	1,000,000	1,052,350
Omaha, NE Parking Facs. Corp. (Omaha Park 4\5) Lease Rev.	Aa-1/AA+	5.700	09/15/2015	750,000	797,415
Omaha, NE Public Power Dist. Elec. Syst. Rev.	Aa/AA	5.200	02/01/2022	500,000	531,125
Omaha, NE Public Power Dist. Elec. Syst. Rev.	NR/AA	6.000	02/01/2015	330,000	377,751
Omaha, NE Public Power Dist. Elec. Syst. Rev.	Aa/NR	6.200	02/01/2017	650,000	778,063
Omaha, NE Various Purpose	Aaa/AAA	5.000	05/01/2022	250,000	262,715
Sarpy Cty, NE School Dist. #046 FSA	Aaa/AAA	5.000	12/15/2022	200,000	208,984
Sarpy Cty., NE SID #052 (Prairie Corners) G.O.	NR/NR	6.000	10/01/2017	240,000	240,600
Sarpy Cty., NE SID #142 (Fairview) G.O. Ref.	NR/NR	5.850	08/15/2017	100,000	100,250
Univ. of NE (U. of NE - Lincoln Student Fees) Rev.	Aa/AA-	5.125	07/01/2032	250,000	253,545
Univ. of NE Board of Regents Lincoln Parking	Aa/AA-	5.800	06/01/2020	620,000	656,059

TOTAL NEBRASKA MUNICIPAL BONDS (COST: $32,137,133)					$33,874,541

SHORT-TERM SECURITIES (1.3%)				Shares
Wells Fargo National Tax-Free Money Market				438,896	$438,896
TOTAL SHORT-TERM SECURITIES (COST: $438,896)					$438,896

TOTAL INVESTMENTS IN SECURITIES (COST: $32,576,029)					$34,313,437
OTHER ASSETS LESS LIABILITIES					368,212

NET ASSETS.					$34,681,649

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

At July 30, 2004, the Fund had one when-issued purchase: 250,000 of Lancaster Cty, NE School District #0160 (Norris Schools).

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

Footnote: Non-rated securities have been determined to be of investment grade quality by the Fund’s Manager.

The accompanying notes are an integral part of these financial statements.

Financial Statements  July 30, 2004

Statement of Assets and Liabilities  July 30, 2004

Assets
Investment in securities, at value (cost: $32,576,029)	$34,313,437
Accrued interest receivable	472,572
Accrued dividends receivable	232
Variation margin on futures	299,750
Prepaid expenses	2,811

Total Assets	$35,088,802

Liabilities
Dividends payable	$121,927
Security purchases payable	251,645
Accrued expenses	31,955
Disbursements in excess of demand deposit cash	1,626

Total Liabilities	$407,153

Net Assets	$34,681,649

Net assets are represented by:
Paid-in capital	$36,551,199
Accumulated undistributed net realized gain (loss) on investments	(3,175,304)
Accumulated undistributed net investment income	21,712
Unrealized appreciation on investments	1,737,408
Unrealized depreciation on futures	(453,366)
Total amount representing net assets applicable to 3,287,726 outstanding shares of no par common stock (unlimited shares authorized)	$34,681,649

Net asset value per share	$10.55
Public offering price (based on sales charge of 4.25%)	$11.02

The accompanying notes are an integral part of these financial statements.

Statement of Operations  For the year ended July 30, 2004

INVESTMENT INCOME
Interest	$1,861,547
Dividends	7,451
Total Investment Income	$1,868,998

EXPENSES
Investment advisory fees	$181,852
Distribution (12b-1) fees	90,926
Transfer agent fees	47,853
Accounting service fees	42,185
Administrative service fees	30,223
Custodian fees	7,546
Registration and filing fees	10,024
Reports to shareholders	5,255
Audit fees	9,170
Insurance expense	3,609
Trustees fees	3,196
Professional fees	4,252
Transfer agent out-of-pockets	468
Legal fees	2,600
Total Expenses	$439,159
Less expenses waived or absorbed by the Fund’s manager	(93,640)
Total Net Expenses	$345,519

NET INVESTMENT INCOME	$1,523,479

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
Net realized gain (loss) from:
Investment transactions	$(7,477)
Futures transactions	(503,990)
Net change in unrealized appreciation (depreciation) of:
Investments	712,758
Futures	(453,366)
Net Realized And Unrealized Gain (Loss) On Investments And Futures	$(252,075)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,271,404

The accompanying notes are an integral part of these financial statements.

Financial Statements  July 30, 2004

Statement of Changes in Net Assets
For the year ended July 30, 2004, and the year ended July 31, 2003

	For The Year Ended July 30, 2004	For The Year Ended July 31, 2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,523,479	$1,610,565
Net realized gain (loss) on investment and futures transactions	(511,467)	(697,168)
Net change in unrealized appreciation (depreciation) on investments and futures	259,392	(1,230,391)
Net Increase (Decrease) in Net Assets Resulting From Operations	$1,271,404	$(316,994)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($.45 and $.47 per share, respectively)	$(1,519,666)	$(1,606,903)
Distributions from net realized gain on investment and futures transactions ($.00 and $.00 per share, respectively)	0	0
Total Dividends and Distributions	$(1,519,666)	$(1,606,903)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$4,178,723	$6,195,967
Proceeds from reinvested dividends	992,068	1,101,994
Cost of shares redeemed	(6,958,487)	(5,929,093)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(1,787,696)	$1,368,868

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(2,035,958)	$(555,029)

NET ASSETS, BEGINNING OF PERIOD	36,717,607	37,272,636

NET ASSETS, END OF PERIOD	$34,681,649	$36,717,607

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  July 30, 2004

Note 1.  ORGANIZATION

Business operations - The Nebraska Municipal Fund (the “Fund”) is an investment portfolio of Integrity Managed Portfolios (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.  The Trust may offer multiple portfolios; currently six portfolios are offered.  IntegrityManaged Portfolios is an unincorporated business trust organized under Massachusetts law on August 10, 1990.  The Fund had no operations from that date to November 17, 1993, other than matters relating to organization and registration.  On November 17, 1993, the Fund commenced its Public Offering of capital shares.  The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal and Nebraska income taxes as is consistent with preservation of capital.  The Fund will seek to achieve this objective by investing primarily in a portfolio of Nebraska municipal securities.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.25% of the offering price and a distribution fee of up to 0.25% on an annual basis.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Integrity Money Management.  The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.  Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed.  The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state.  This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

When-issued securities – The Fund may purchase securities on a when-issued basis.  Payment and delivery may take place after the customary settlement period for that security.  The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.  The value of the securities purchased on a when-issued basis are identified as such in the Fund’s Schedule of Investments.  With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment.  Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Federal and state income taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders.  Therefore, no provision for income taxes is required.  Distributions during the year ended July 30, 2004, were characterized as tax-exempt for tax purposes.

The tax character of distributions paid was as follows:

	July 30, 2004	July 31, 2003
Tax-exempt income	$1,519,666	$1,606,903
Ordinary Income	0	0
Long-term Capital Gains	0	0
Total	$1,519,666	$1,606,903

The Fund has unexpired capital loss carryforwards for tax purposes as of July 30, 2004, totaling $3,175,304, which may be used to offset capital gains.  The capital loss carryforward amounts will expire in each of the years ended July 31 as shown in the table below.

Year	Unexpired Capital Losses
2005	$616,730
2006	$383,905
2007	$0
2008	$199,861
2009	$158,911
2010	$591,993
2011	$713,949
2012	$509,955

For the year ended July 30, 2004, the Fund made $415,126 in permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed at least annually.

Premiums and discounts - Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date.  Realized gains and losses are reported on the identified cost basis.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.  Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. government or municipal securities at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as a realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments.  The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At July 30, 2004, the Fund had outstanding futures contracts to sell debt securities as follows:

Contracts to Sell	Expiration Date	Number of Futures Contract	Valuation as of July 30, 2004	Unrealized Appreciation (Depreciation)
U.S. Treasury Bonds	09/2004	109	$299,750	($453,366)

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of July 30, 2004, there were unlimited shares of no par authorized; 3,287,726 and 3,458,937 shares were outstanding at July 30, 2004 and July 31, 2003, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended July 30, 2004	For The Year Ended July 31, 2003
Shares sold	391,870	564,203
Shares issued on reinvestment of dividends	93,245	100,043
Shares redeemed	(656,326)	(541,499)
Net increase (decrease)	(171,211)	122,747

Note 4.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc., the Fund’s investment adviser; Integrity Funds Distributor, Inc., the Fund’s underwriter; and Integrity Fund Services, Inc., the Fund’s transfer, accounting, and administrative services agent, are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Fund has engaged Integrity Money Management, Inc. to provide investment advisory and management services to the Fund.  The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund’s average daily net assets. The Fund has recognized $88,212 of investment advisory fees after partial waiver for the year ended July 30, 2004.  The Fund has a payable to Integrity Money Management, Inc. of $3,677 at July 30, 2004, for investment advisory fees.  Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

Under the terms of the advisory contract, the investment adviser has agreed to pay the expenses of the Fund (excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% of the Fund’s average daily net assets on an annual basis up to the amount of the investment advisory and management fee.  The investment adviser and underwriter may also voluntarily waive fees or reimburse expenses not required by the advisory or other agreements from time to time.  Accordingly, after fee waivers and expense reimbursements, the Fund’s actual total annual operating expenses were 0.95% for the fiscal year ended July 30, 2004.

The Fund pays an annual service fee to Integrity Funds Distributor, Inc., its principal underwriter, for certain expenses incurred in connection with the distribution of the Fund’s shares.  The annual fee paid to Integrity Funds Distributor, Inc. under the Plan is calculated daily and paid monthly by the Fund at the annual rate of 0.25% of the average daily net assets of the Fund.  The Fund has recognized $90,926 of service fee expenses for the year ended July 30, 2004.  The Fund has a payable to Integrity Funds Distributor, Inc., of $7,229 at July 30, 2004, for service fees.

Integrity Fund Services, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund’s first $10 million of net assets, 0.13% of the Fund’s net assets on the next $15 million, 0.11% of the Fund’s net assets on the next $25 million, and 0.10% of the Fund’s net assets in excess of $50 million, with a minimum of $1,500 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month is charged for each additional share class.  The Fund has recognized $47,853 of transfer agency fees and expenses for the year ended July 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $3,848 at July 30, 2004 for transfer agency fees.  Integrity Fund Services, Inc. also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional minimum fee of $500 per month is charged by Integrity Fund Services for each additional share class.  The Fund has recognized $42,185 of accounting service fees for the year ended July 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $3,446 at July 30, 2004, for accounting service fees.  Integrity Fund Services also acts as administrator for the Fund.  The Fund pays to Integrity Fund Services, Inc. a monthly fee calculated at the rate of 0.10% of average daily net assets with a minimum of $1,500 per month plus out-of-pocket expenses.  An additional minimum fee of $500 per month is charged by Integrity Fund Services for each additional share class.  The Fund has recognized $30,223 of administrative service fees for the year ended July 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $2,892 at July 30, 2004, for administrative service fees.

Note 5.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $3,106,920 and $4,785,326, respectively, for the year ended July 30, 2004.

Note 6.  INVESTMENT IN SECURITIES

At July 30, 2004, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $32,576,029.  The net unrealized appreciation of investments based on the cost was $1,737,408, which is comprised of $1,758,344 aggregate gross unrealized appreciation and $20,936 aggregate gross unrealized depreciation.

Financial Highlights

Selected per share data and ratios for the period indicated

	For The Year Ended July 30, 2004	For The Year Ended July 31, 2003	For The Year Ended July 31, 2002	For The Year Ended July 31, 2001	For The Year Ended July 31, 2000
NET ASSET VALUE, BEGINNING OF PERIOD	$10.62	$11.17	$11.23	$10.71	$11.01

Income from Investment Operations:
Net investment income	$.45	$.47	$.51	$.53	$.54
Net realized and unrealized gain (loss) on investment and futures transactions	(.07)	(.55)	(.06)	.52	(.30)
Total Income (Loss) From Investment Operations	$.38	$(.08)	$.45	$1.05	$.24

Less Distributions:
Dividends from net investment income	$(.45)	$(.47)	$(.51)	$(.53)	$(.54)
Distributions from net capital gains	.00	.00	.00	.00	.00
Total Distributions	$(.45)	$(.47)	$(.51)	$(.53)	$(.54)

NET ASSET VALUE, END OF PERIOD	$10.55	$10.62	$11.17	$11.23	$10.71

Total Return	3.59%(A)	(0.81)%(A)	4.06%(A)	10.02%(A)	2.28%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$34,682	$36,718	$37,273	$38,558	$38,171
Ratio of net expenses (after expense assumption) to average net assets	0.95%(B)	0.92%(B)	0.82%(B)	0.78%(B)	0.75%(B)
Ratio of net investment income to average net assets	4.18%	4.24%	4.52%	4.82%	5.02%
Portfolio turnover rate	8.95%	9.48%	13.08%	16.89%	11.42%

(A) Excludes maximum sales charge of 4.25%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. or Integrity Money Management assumed/waived expenses of $93,640, $62,679, $99,292, $113,493, and $124,718, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 1.21%, 1.08%, 1.08%, 1.08%, and 1.07%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Tax Information For The Year Ended July 30, 2004 (Unaudited)

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.  The distributions made during the fiscal year by the Fund were earned from the following sources:

		Dividends and Distributions Per Share
To Shareholders of Record	Payment Date	From Net Investment Income	From Net Realized Short-Term Gains	From Net Realized Long-Term Gains
August 29, 2003	August 29, 2003	$.036679	-	-
September 30, 2003	September 30, 2003	$.039811	-	-
October 31, 2003	October 31, 2003	$.038731	-	-
November 28, 2003	November 28, 2003	$.033020	-	-
December 31, 2003	December 31, 2003	$.039790	-	-
January 30, 2004	January 30, 2004	$.035910	-	-
February 27, 2004	February 27, 2004	$.032564	-	-
March 31, 2004	March 31, 2004	$.039474	-	-
April 30, 2004	April 30, 2004	$.036733	-	-
May 28, 2004	May 28, 2004	$.034807	-	-
June 30, 2004	June 30, 2004	$.040406	-	-
July 30, 2004	July 30, 2004	$.037134	-	-

Shareholders should consult their tax advisors.

INDEPENDENT AUDITOR’S REPORT

To the Shareholders and Board of Trustees of the Nebraska Municipal Fund

We have audited the accompanying statement of assets and liabilities of the Nebraska Municipal Fund (one of the portfolios constituting the Integrity Managed Portfolios), including the schedule of investments as of July 30, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended July 30, 2004 and July 31, 2003, and the financial highlights for the year ended July 30, 2004 and each of the four years in the period ended July 31, 2003.  These financial statements and financial highlights are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of July 30, 2004, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Nebraska Municipal Fund of the Integrity Managed Portfolios as of July 30, 2004, the results of its operations, the changes in its net assets, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota USA
September 02, 2004

New Hampshire Municipal Fund

Dear Shareholders:

Enclosed is the annual report of the operations of the New Hampshire Municipal Fund (the “Fund”) for the four month period ended July 30, 2004.  The Fund’s portfolio and related financial statements are presented within for your review.

The global recovery, centered in the U.S. and Asia continues to improve as evidenced by the recent Federal Reserve hike in the Federal Funds Rate from a historic low of 1% to 1.25% on June 30th.  The increase was widely anticipated as recent economic and labor market conditions have improved.  The environment of rising profits, low interest rates, a weak dollar, accelerating domestic retail sales, and strengthening exports bodes well for a further accommodative Federal Reserve.

The Federal Reserve has taken center stage as it prepares to shift away from its stimulative monetary stance to a normalization of fed funds.

Several crucial questions remain unresolved:

What will constitute a neutral fed fund rate?
Will the normalization process be faster or slower than the market is currently discounting?
How much damage will higher rates cause the economy and market?

While no one knows for certain, recent verbiage from the Federal Reserve states: “With underlying inflation still expected to be relatively low, the Committee believes that policy accommodation can be removed at a pace that is likely to be measured.  Nonetheless, the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.”

Municipals during the period remained range bound with yields on twenty-year AAA general obligations yielding 4.75% at the beginning of the period and ending the period at 4.77%.  While the yields on the twenty-year municipals appear relatively unchanged during the period, they were quite volatile reaching a low of 4.33% and a high of 5.00% (Source Municipal Market Data).

The Fund’s shorter duration of 4.6 years and higher average overall coupon of 5.53% contributed to relative returns as interest rates increased during the period.

Several of the Fund’s holdings (e.g. Dartmouth College 5.125% due 2028, New Hampshire State GO’s 5.00% due 2013) under-performed the municipal sector hampering relative performance.

Having been undervalued relative to U.S. Treasuries for some time, municipals have started to rebound in recent months as municipal supply has declined.  This out-performance should continue as interest rates rise, further dampening municipal supply.

During the period the Fund utilized defensive positions designed to provide share price stability.  U.S. Treasury futures were used to hedge a portion of the portfolio, stabilizing the Fund’s share price as Treasury yields advanced during the period and tempering them as Treasury yields declined.  The New Hampshire Municipal Fund began the four month period at $10.73 per share and ended the period at $10.82 per share for a total return of 1.90% (without sales charge). This compares to the Lehman Brothers Municipal Bond Index’s return of -1.09% for the period.  Risk management is important in this market environment.

An important part of the Fund’s strategy includes searching the primary and secondary markets for high quality double tax-exempt issues.  Credit quality for the period ended was:  AAA 62%, AA 21% and A 17%.

Income exempt from federal income taxes and New Hampshire state interest and dividends tax with preservation of capital remain the primary objectives of the Fund.

If you would like more frequent updates, visit our website at www.integritymf.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of Monte Avery, Chief Portfolio Strategist with Integrity Mutual Funds. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Terms & Definitions  July 30, 2004 (Unaudited)

Appreciation

Increase in value of an asset.

Average Annual Total Return

A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis, assuming all distributions are reinvested.

Coupon Rate or Face Rate

The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

Depreciation

Decrease in value of an asset.

Lehman Brothers Municipal Bond Index

An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.  The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value

Actual (or estimated) price at which a bond trades in the market place.

Maturity

A measure of the term or life of a bond in years.  When a bond “matures,” the issuer repays the principal.

Net Asset Value (NAV)

The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.

Quality Ratings

A designation assigned by independent rating companies to give a relative indication of a bond’s credit worthiness.  “AAA,” “AA,” “A,” and “BBB” indicate investment grade securities.  Ratings can range from a high of “AAA” to a low of “D”.

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends.  It represents the aggregate percentage or dollar value change over the period.

July 30, 2004 (Unaudited)

PERFORMANCE AND COMPOSITION

PORTFOLIO QUALITY RATINGS

(based on Total Long-Term Investments)

AAA	61.8%
AA	21.0%
A	17.2%

Quality ratings reflect the financial strength of the issuer.  They are assigned by independent rating services such as Moody’s Investors Services and Standard & Poor’s.  Non-rated bonds have been determined to be of appropriate quality for the portfolio by Integrity Money Management, Inc., the investment adviser.

These percentages are subject to change.

PORTFOLIO MARKET SECTORS

(As a % of Net Assets)

T-Transportation	26.5%
S-School	20.4%
I-Industrial	17.2%
HC-Health Care	13.8%
H-Housing	8.0%
O-Other	4.7%
W/S-Water/Sewer	3.2%
G-Government	3.1%
GO-General Obligation	3.1%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

July 30, 2004 (Unaudited)

DISCLOSURE OF FUND EXPENSES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

EXAMPLE 1:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also is based on the Fund’s actual expenses of 0.95% and annualized rate of return for the period of 5.69%.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
Annual Expenses	$51.86	$51.86

Account value of an initial investment of $1,000 as of the end of the period would be $1,011.98.

EXAMPLE 2:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example is based on the Fund’s actual operating expenses of 0.95% and also assumes that your investment has a 5.00% return.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
Annual Expenses	$51.82	$51.82

Account value of an initial investment of $1,000 as of the end of the period would be $1,005.38.

July 30, 2004 (Unaudited)

Average Annual Total Returns

	For periods ending July 30, 2004
				Since Inception (December 31, 1992)
New Hampshire Municipal Fund	1 Year	5 Year	10 Year
Without sales charge	4.74%	4.63%	5.19%	5.24%
With sales charge (4.25%)	0.32%	3.72%	4.73%	4.85%

				Since Inception (December 31, 1992)
Lehman Brothers Municipal Bond Index	1 Year	5 Year	10 Year
	5.78%	6.07%	6.38%	6.30%

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial advisor and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

The Fund's performance prior to December 19, 2003, was achieved while the Fund was managed by another investment advisor, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment advisor.  The Forum Investment Advisors, LLC, served as investment advisor to the Fund until December 19, 2003.

July 30, 2004 (Unaudited)

COMPARATIVE INDEX GRAPH(insert here)

Comparison of change in value of a $10,000 investment in the New Hampshire Municipal Fund and the Lehman Brothers Municipal Bond Index

	New Hampshire Municipal Fund w/o Sales Charge	New Hampshire Municipal Fund w/ Max Sales Charge	Lehman Brothers Municipal Bond Index
12/31/92	$10,000	$9,575	$10,000
1993	$10,599	$10,152	$10,724
1994	$10,895	$10,436	$10,925
1995	$11,695	$11,202	$11,786
1996	$12,287	$11,770	$12,563
1997	$13,328	$12,766	$13,854
1998	$14,034	$13,442	$14,683
1999	$14,409	$13,801	$15,106
2000	$14,919	$14,290	$15,757
2001	$16,017	$15,342	$17,348
2002	$16,852	$16,142	$18,512
2003	$17,247	$16,520	$19,177
2004	$18,064	$17,302	$20,286

Putting Performance into Perspective

Returns are historical and are not a guarantee of future results.  The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in New Hampshire municipal bonds.  Your Fund’s total return for the periods shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends.  The Fund’s share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

July 30, 2004 (Unaudited)

MANAGEMENT OF THE FUND

The Board of Integrity Managed Portfolios (formerly known as Ranson Managed Portfolios) consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  The remaining Trustees and executive officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Trust	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 NW 27th Minot, ND 58703 83	Trustee	Since January 1996	Retired; Attorney; Director, ND Tax-Free Fund, Inc. (since December 1994), Montana Tax-Free Fund, Inc. (since December 1994), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004) Integrity Fund of Funds, Inc. (since August 1994), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since September 2003); and Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 69	Trustee	Since January 1996	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc. (since April 1995), Montana Tax-Free Fund, Inc. (since April 1995), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. (since April 1995), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center, 1015 S. Broadway Suite 15 Minot, ND 58701 56	Trustee	Since January 1999	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc. (since January 1999), Montana Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Fund of Funds, Inc. (since January 1999), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios (since January 1999) and The Integrity Funds (since May 2003).	17	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request by calling Integrity Funds Distributor, Inc. at 1 (800) 276-1262.

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and executive officer, and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Robert E. Walstad 1 North Main Minot, ND 58703 59	Trustee, Chairman, and President	Since January 1996

Director (since September 1987), President (September 1987 to October 2001) (September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc., Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Chairman, President and Treasurer, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003).; Director, President (until August 2003), CEO, and Treasurer, Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001) (October 2002 to June 2003), ARM Securities Corporation; and Director, CEO, Chairman (since January 2002), President (since September 2002), Capital Financial Services, Inc.

				17	Director, Capital Financial Services, Inc.
**Peter A. Quist 1 North Main Minot, ND 58703 70	Vice President and Secretary	Since January 1996

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc. (formerly known as ND Money Management, Inc.), ND Capital, Inc., Integrity Fund Services, Inc., (formerly known as ND Resources, Inc.), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc. (formerly known as Ranson Capital Corporation) (since January 1996); Vice President and Secretary, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); and Director, ARM Securities Corporation (May 2000 to June 2003).

				3	None
**Brent M. Wheeler 1 Main Street North Minot, ND 58703 33	Treasurer	Since May 2004

Fund Accountant (May 1994 to December 1997) Sr. Fund Accountant (December 1997 to June 1998) Fund Accounting Manager (Since June 1998), Integrity Mutual Funds, Inc.; Treasurer (Since May 2004), Integrity Funds, Integrity Managed Portfolios, Integrity Mutual Funds.

				None	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messrs. Quist, Walstad and Wheeler are interested persons by virtue of being officers and trustees of the Fund’s Investment Adviser and Principal Underwriter.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request by calling Integrity Funds Distributor, Inc. at 1 (800) 276-1262.

July 30, 2004 (Unaudited)

INDEPENDENT TRUSTEES

[PHOTO]	[PHOTO]	[PHOTO]
Lynn W. Aas	Orlin W. Backes	R. James Maxson
Trustee	Trustee	Trustee

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

[PHOTO]	[PHOTO]	[PHOTO]
Robert E. Walstad	Peter A. Quist	Brent M. Wheeler
Chairman	Vice-President	Treasurer
President	Secretary
Trustee

Schedule of Investments  July 30, 2004

Name of Issuer Percentages represent the market value of each investment category to total net assets	Rating (Unaudited) Moody’s/S&P	Coupon Rate	Maturity	Principal Amount	Market Value

NEW HAMPSHIRE MUNICIPAL BONDS (91.5%)
#Belknap Cnty., NH G.O. MBIA	Aaa/AAA	5.200%	06/15/13	$225,000	$245,968
Colebrook, NH School District MBIA	Aaa/NR	4.000	07/15/08	60,000	63,261
Concord, NH G.O. FGIC	Aaa/AAA	6.050	10/15/08	50,000	52,214
Concord, NH School District FSA	Aaa/AAA	5.000	10/15/10	100,000	104,798
Derry, NH FSA	Aaa/NR	4.800	02/01/18	115,000	120,030
Exeter, NH G.O.	A-1/NR	6.250	01/15/07	140,000	140,210
Exeter, NH	A-1/NR	5.100	06/15/05	50,000	51,621
Exeter, NH G.O.	A-1/NR	5.300	06/15/08	25,000	27,388
Franlin, NH G.O. MBIA	Aaa/AAA	5.200	10/01/07	50,000	51,465
Gorham, NH G.O. FSA	Aaa/NR	4.800	04/01/13	60,000	63,190
Gorham, NH G.O. FSA	Aaa/NR	4.850	04/01/14	65,000	69,031
Hudson, NH G.O.	Aa-3/NR	5.250	03/15/28	110,000	112,994
Hudson, NH School District Lot B	Aa-3/NR	7.300	12/15/06	25,000	27,918
Hudson, NH School District Lot B	Aa-3/NR	7.300	12/15/08	20,000	23,720
Keene, NH G.O.	Aa-3/NR	5.150	10/15/11	45,000	49,260
Londonderry, NH	Aa-3/NR	5.400	01/15/14	50,000	53,547
Manchester, NH Public Improvement G.O.	Aa/NR	4.500	06/01/09	30,000	31,698
Manchester, NH Public Improvement	Aa/NR	5.500	06/01/19	200,000	220,090
#Manchester, NH Airport Rev. MBIA	Aaa/AAA	5.000	01/01/09	225,000	240,215
Manchester, NH School Facs. Rev. MBIA	Aaa/AAA	5.250	06/01/09	250,000	277,083
Manchester, NH Water Rev. FGIC	Aaa/AAA	5.000	12/01/28	250,000	253,453
Mascenic, NH Regional School District #1 Lot C AMBAC	Aaa/AAA	7.200	12/15/07	15,000	17,266
Nashua, NH (Prerefunded) FGIC	Aaa/AAA	5.250	11/01/09	15,000	16,201
Nashua, NH (Unrefunded) FGIC	Aaa/AAA	5.250	11/01/09	20,000	21,413
New Hampshire Hlth. & Educ. Facs. Auth. (Univ. Sys. of NH) AMBAC	Aaa/AAA	5.500	07/01/13	285,000	316,182
New Hampshire Hlth. & Educ. Facs. Auth. (Exeter)	A/A+	5.100	10/01/10	200,000	210,692
New Hampshire Hlth. & Educ. Facs. Auth. (Exeter)	A/A+	5.200	10/01/11	60,000	63,704
New Hampshire Hlth. & Educ. Facs. Auth. (Exeter)	A/A+	5.500	10/01/15	120,000	126,740
New Hampshire Hlth. & Educ. Facs. Auth. (Exeter)	A/A+	5.625	10/01/16	20,000	21,394
New Hampshire Hgr. Educ. & Hlth. Facs. (Concord Hospital) AMBAC	Aaa/AAA	5.400	10/01/06	50,000	53,461
New Hampshire Hgr. Educ. & Hlth. Facs. (Dartmouth College) Rev.	Aaa/AAA	5.700	06/01/27	100,000	109,031
*New Hampshire Hgr. Educ. & Hlth. Facs. (Kendal At Hanover)	NR/A+	5.800	10/01/12	445,000	445,668
New Hampshire Hgr. Educ. & Hlth. Fac. (Dartmouth College) Rev.	Aaa/AAA	5.125	06/01/28	260,000	268,255
New Hampshire Hgr. Educ. & Hlth. Facs. (Wentworth-Douglass) MBIA	Aaa/AAA	5.400	01/01/07	175,000	178,938
New Hampshire Muni Bond Bank	Aa/AA	5.150	11/01/08	50,000	52,029
New Hampshire Muni Bond Bank (Pinkerton Academy) AMBAC	Aaa/AAA	5.250	06/01/07	5,000	5,119
New Hampshire Muni Bond Bank	Aa/AA	5.800	08/15/08	85,000	86,870
New Hampshire State	Aa/AA	6.000	09/01/05	10,000	10,133
New Hampshire State G.O.	Aa/AA	4.000	10/01/05	200,000	205,774
New Hampshire State Capital Improvement G.O.	Aa/AA	5.000	04/15/13	250,000	271,845
New Hampshire State Hsg. Finance Auth.	A/NR	4.850	01/01/05	125,000	126,091
New Hampshire State Hsg. Finance Auth.	A/NR	4.950	01/01/06	90,000	92,513
#New Hampshire State Hsg. Finance Auth.	Aa/A+	5.600	01/01/06	305,000	309,066
New Hampshire State Hsg. Finance Auth.	Aa-3/A+	5.250	01/01/07	25,000	25,462
New Hampshire State Hsg. Finance Auth.	Aa/NR	5.900	01/01/07	25,000	25,203
New Hampshire State Hsg. Finance Auth.	Aa/NR	6.000	01/01/08	15,000	15,151
New Hampshire State Hsg. Finance Auth.	Aa/NR	6.000	07/01/08	30,000	30,373
*New Hampshire State Turnpike Sys. Rev.	Aaa/AAA	6.750	11/01/11	1,175,000	1,315,001
Oyster River, NH Coop School District Lot A	Aa/NR	5.750	06/15/07	50,000	51,742
Oyster River, NH Coop School District Lot A	Aa/NR	5.850	06/15/08	100,000	103,448
#Stratham, NH School District AMBAC	Aaa/AAA	5.100	01/15/08	400,000	432,896
Total New Hampshire Municipal Bonds					$7,286,815

GUAM MUNICIPAL BONDS (0.1%)
Guam Hsg. Corp. Single Family Mtg.	NR/AAA	5.750	09/01/31	10,000	10,627
Total Guam Municipal Bonds					$10,627

PUERTO RICO MUNICIPAL BONDS (3.5%)
Puerto Rico Commonwealth Public Improvement MBIA	Aaa/AAA	5.500	07/01/21	250,000	282,395
Total Puerto Rico Municipal Bonds					$282,395

TOTAL MUNICIPAL BONDS (COST: $7,377,538)					$7,579,837

SHORT-TERM SECURITIES (3.5%)				Shares
Goldman Sachs Financial Square Tax-Free Money Market				28,697	$28,697
Wells Fargo National Tax-Free Money Market				251,000	251,000
TOTAL SHORT-TERM SECURITIES (COST: $279,697)					$279,697

TOTAL INVESTMENTS IN SECURITIES (COST: $7,657,235)					$7,859,534
OTHER ASSETS LESS LIABILITIES					102,196

NET ASSETS					$7,961,730

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

FOOTNOTE:  Non-rated (NR) securities have been determined to be of investment grade quality by the Fund’s Manager.

The accompanying notes are an integral part of these financial statements.

Financial Statements  July 30, 2004

Statement of Assets and Liabilities  July 30, 2004

ASSETS
Investment in securities, at value (cost: $7,657,235)	$7,859,534
Variation margin on futures	68,750
Accrued interest receivable	79,087
Accrued dividends receivable	182
Receivable from manager	2,576
Prepaid expenses	1,675

Total Assets	$8,011,804

LIABILITIES
Dividends payable	$21,755
Accrued expenses	13,924
Disbursement in excess of demand deposit cash	14,395

Total Liabilities	$50,074

NET ASSETS	$7,961,730

Net assets are represented by:
Paid-in capital	$7,686,112
Accumulated undistributed net realized gain (loss) on investments and futures	113,807
Accumulated undistributed net investment income	722
Unrealized appreciation on investments	202,299
Unrealized depreciation on futures	(41,210)
Total amount representing net assets applicable to 736,134 outstanding shares of no par common stock (unlimited shares authorized)	$7,961,730

Net asset value per share	$10.82

Public offering price (based on sales charge of 4.25%)	$11.30

The accompanying notes are an integral part of these financial statements.

Statement of Operations  For the four month period  ended July 30, 2004

INVESTMENT INCOME
Interest	$108,747
Dividends	1,025
Total Investment Income	$109,772

EXPENSES
Investment advisory fees	$13,455
Service fees	6,728
Transfer agent fees	7,027
Administrative service fees	6,000
Accounting service fees	9,346
Custodian fees	1,950
Transfer agent out-of-pockets	667
Professional fees	690
Trustees fees	587
Insurance expense	167
Reports to shareholders	933
Registration and filing fees	374
Legal fees	600
Audit fees	896
Total Expenses	$49,420
Less expenses waived or absorbed by the Fund’s manager	(23,856)
Total Net Expenses	$25,564

NET INVESTMENT INCOME	$84,208

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
Net realized gain (loss) from:
Investment transactions	$(7,216)
Futures transactions	236,620
Net change in unrealized appreciation (depreciation) of:
Investments	(122,537)
Futures	(41,210)
Net Realized And Unrealized Gain (Loss) On Investments And Futures	$65,657

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$149,865

The accompanying notes are an integral part of these financial statements.

Financial Statements July 30, 2004

Statement of Changes in Net Assets

For the four month period  ended July 30, 2004 and the year ended March 31, 2004

	For The Four Month Period Ended July 30, 2004	For The Year Ended March 31, 2004

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$84,208	$316,952
Net realized gain (loss) on investment and futures transactions	229,404	(113,238)
Net change in unrealized appreciation (depreciation) on investments and futures	(163,747)	(38,036)
Net Increase (Decrease) in Net Assets Resulting From Operations	$149,865	$165,678

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($.11 and $.37 per share, respectively)	$(84,065)	$(316,847)
Distributions from net realized gain on investment and futures transactions ($.00 and $.00 per share)	0	0
Total Dividends and Distributions	$(84,065)	$(316,847)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$521,823	$1,562,031
Proceeds from reinvested dividends	60,281	172,055
Cost of shares redeemed	(861,357)	(3,605,347)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(279,253)	$(1,871,261)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(213,453)	$(2,022,430)

NET ASSETS, BEGINNING OF PERIOD	8,175,183	10,197,613

NET ASSETS, END OF PERIOD	$7,961,730	$8,175,183

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  July 30, 2004

Note 1.  ORGANIZATION

Business operations – The New Hampshire Municipal Fund (the “Fund”) is an investment portfolio of Integrity Managed Portfolios (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.  The Trust may offer multiple portfolios; currently six portfolios are offered.  Integrity Managed Portfolios is an unincorporated business trust organized under Massachusetts law on August 10, 1990.  The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal and New Hampshire income tax as is consistent with preservation of capital.  The Fund will seek to achieve this objective by investing primarily in a portfolio of New Hampshire municipal securities.

On December 19, 2003, the New Hampshire Municipal Fund became a series of the Integrity Managed Portfolios.  Prior to this the Fund was part of the Forum Funds and was named the New Hampshire TaxSaver Bond Fund.  The New Hampshire TaxSaver Bond Fund commenced operations on December 31, 1992.  The Forum Funds is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.25% of the offering price.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Integrity Money Management, Inc.  The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following:  yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.  Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed.  The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state.  This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

When-issued securities – The Fund may purchase securities on a when-issued basis.  Payment and delivery may take place after the customary settlement period for that security.  The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.  The value of the securities purchased on a when-issued basis are identified as such in the Fund’s Schedule of Investments.  With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment.  Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Federal and state income taxes – The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders.  Therefore, no provision for income taxes is required.  Distributions during the four month period ended July 30, 2004, were characterized tax-exempt for tax purposes.

The tax character of distributions paid was as follows:

	July 30, 2004	March 31, 2004
Tax-exempt income	$84,065	$316,847
Ordinary Income	0	0
Long-term Capital Gains	0	0
Total	$84,065	$316,847

For the four month period ended July 30, 2004, the Fund made no permanent reclassifications to reflect tax character.

As of March 31, 2004 (fiscal year end of the Fund prior to the conversion to the Integrity Funds) the Fund did not have any unexpired capital loss carryforwards, which may be used to offset capital gains.

Distributions to shareholders – Dividends from net investment income, declared daily and paid monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed at least annually.

Premiums and discounts - Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Other – Income and expenses are recorded on the accrual basis.  Investment transactions are accounted for on the trade date.  Realized gains and losses are reported on the identified cost basis.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.  Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. government or municipal securities at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as a realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments.  The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At July 30, 2004, the Fund had outstanding futures contracts to sell debt securities as follows:

Contracts to Sell	Expiration Date	Number of Futures Contracts	Valuation as of July 30, 2004	Unrealized Appreciation (Depreciation)
U.S. Treasury Bonds	09/2004	25	$68,750	($41,210)

Use of estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of July 30, 2004, there were unlimited shares of no par authorized; 736,134 and 762,026 shares were outstanding at July 30, 2004 and March 31, 2004, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Four Month Period Ended July 30, 2004	For The Year Ended March 31, 2004

Shares sold	48,247	143,280
Shares issued on reinvestment of dividends	5,590	15,878
Shares redeemed	(79,729)	(334,649)
Net increase (decrease)	(25,892)	(175,491)

Note 4.  ACQUISITION OF FUND

The Forum Funds held a special meeting of shareholders of the MaineTaxSaver Bond Fund and the New Hampshire TaxSaver Bond Fund  (the “Funds”), at [the offices of Forum Financial Group, LLC, Two Portland Square, Portland, Maine 04101] on December 15, 2003, at 10:00 a.m., Eastern Time, as adjourned from time to time (the “Meeting”), for the purposes listed:  to approve a new investment advisory agreement with Integrity Money Management, Inc.; and to consider and act upon any other business as may properly come before the Meeting.  After careful consideration, the Trustees of the Forum Funds unanimously approved each of the proposals and recommended that shareholders vote “FOR” the proposals.  The Forum Funds Board of Trustees fixed the close of business on October 27, 2003 as the record date for determining shareholders entitled to notice of and to vote at the Meeting.  Each share of a Fund was entitled to one vote for each dollar invested with respect to each proposal.  The Investment Advisory Agreement of the Maine Municipal Fund and New Hampshire Municipal Fund were approved by the shareholders on December 15, 2003.  The reorganization was accomplished by a tax-free exchange of 764,471 shares of New Hampshire TaxSaver Fund for 764,471 shares of New Hampshire Municipal Fund on December 19, 2003.  New Hampshire TaxSaver Bond Fund net assets of $8,275,885 before and after conversion on December 19, 2003, including $326,830 of unrealized appreciation, were reorganized into the New Hampshire Municipal Fund.

Note 5. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc., the Fund’s investment adviser; Integrity Funds Distributor, Inc., the Fund’s underwriter; and Integrity Fund Services, Inc., the Fund’s transfer, accounting, and administrative services agent, are subsidiaries of Integrity Mutual Funds, Inc.

The Fund has engaged Integrity Money Management, Inc. to provide investment advisory and management services to the Fund.  The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund’s average daily net assets.  All investment advisory fees were waived for the four month period ended July 30, 2004.  Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

Under the terms of the advisory agreement, the investment adviser has agreed to pay all the expenses of the Fund (excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% of the Fund’s average daily net assets on an annual basis up to the amount of the management and investment advisory fee payable by the Fund to the advisor.  In addition, the investment adviser has agreed to waive fees and pay certain expenses of the Fund (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) that exceed 0.95% of the Fund’s average daily net assets on an annual basis through December 20, 2004.

The Fund pays an annual service fee to Integrity Funds Distributor, Inc., its principal underwriter, for certain expenses incurred in connection with the distribution of the Fund’s shares.  The annual fee paid to Integrity Funds Distributor, Inc. is calculated daily and paid monthly by the Fund at the annual rate of 0.25% of the average daily net assets of the Fund.  The Fund has recognized $6,728 of service fee expenses for the four month period ended July 30, 2004.  The Fund has a payable to Integrity Funds Distributor, Inc. of $1,642 at July 30, 2004, for service fees.

Integrity Fund Services, Inc. provides shareholder services for a fee that varies according to the size of the Fund and is reimbursed for out-of-pocket expenses.  An additional fee with a minimum of $500 per month is charged for each additional share class.  The Fund has recognized $7,027 of transfer agent fees and expenses for the four month period ended July 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $1,500 at July 30, 2004 for transfer agent fees.  Integrity Fund Services, Inc. also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional minimum fee of $500 per month is charged by Integrity Fund Services, Inc. for each additional share class.  The Fund has recognized $9,346 of accounting service fees for the four month period ended July 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $2,328 at July 30, 2004, for accounting service fees.  Integrity Fund Services also acts as administrator for the Fund.  The Fund pays to Integrity Fund Services a monthly fee calculated at the rate of 0.10% of average daily net assets with a minimum of $1,500 per month plus out-of-pocket expenses.  An additional minimum fee of $500 per month is charged by Integrity Fund Services, Inc. for each additional share class.  The Fund has recognized $6,000 of administrative service fees for the four month period ended July 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $1,500 at July 30, 2004, for administrative service fees.

Note 6. INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) aggregated $780,107 and $751,280, respectively, for the four month period ended July 30, 2004.

Note 7. INVESTMENT IN SECURITIES

At July 30, 2004, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $7,657,235.  The net unrealized appreciation of investments based on the cost was $202,299, which is comprised of $220,082 aggregate gross unrealized appreciation and $17,783 aggregate gross unrealized depreciation.

Financial Highlights

Selected per share data and ratios for the period indicated

	For The Four Month Period Ended July 30, 2004	For The Year Ended March 31, 2004	For The Year Ended March 31, 2003	For The Year Ended March 31, 2002	For The Year Ended March 31, 2001	For The Year Ended March 31, 2000
NET ASSET VALUE, BEGINNING OF PERIOD	$10.73	$10.88	$10.65	$10.74	$10.33	$10.80

Income from Investment Operations:
Net investment income	$.11	$.37	$.40	$.42	$.44	$.47
Net realized and unrealized gain (loss) on investment and futures transactions	.09	(.15)	.30	(.09)	.41	(.47)
Total Income (Loss) From Investment Operations	$.20	$.22	$.70	$.33	$.85	$.00

Less Distributions:
Dividends from net investment income	$(.11)	$(.37)	$(.40)	$(.42)	$(.44)	$(.47)
Distributions from net capital gains	.00	.00	(.07)	.00	.00	.00
Total Distributions	$(.11)	$(.37)	$(.47)	$(.42)	$(.44)	$(.47)

NET ASSET VALUE, END OF PERIOD	$10.82	$10.73	$10.88	$10.65	$10.74	$10.33

Total Return	5.69%(A)(C)	2.06%(A)	6.65%(A)	3.11%(A)	8.41%(A)	0.03%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$7,962	$8,175	$10,198	$11,843	$12,626	$11,644
Ratio of net expenses (after expense assumption) to average net assets	0.95%(B)(C)	0.95%(B)	0.95%(B)	0.95%(B)	0.84%(B)	0.60%(B)
Ratio of net investment income to average net assets	3.12%(C)	3.44%	3.71%	3.88%	4.18%	4.46%
Portfolio turnover rate	10.02%	41.53%	20.00%	21.00%	24.00%	19.00%

(A) Excludes maximum sales charge of 4.25%.

(B) During the period since March 31, 2004, Integrity Money Management, Inc. assumed/waived expenses of $23,856.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.84%.  For the period 4/1/03 through 12/19/03, Forum Administrative Services and Forum Investment Advisors assumed/waived expenses of $62,210.  For the period from 12/20/03 through 3/31/04, Integrity Money Management, Inc. assumed/waived expenses of $21,859.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets for the year would have been 1.86%.  In prior years, Forum Administrative Services, Forum Investment Advisors, Forum Shareholder Services, and Forum Accounting Services assumed/waived expenses of $106,577 (2003), $112,886 (2002), $116,491 (2001), and $143,659 (2000).  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.03%, 1.86%, 1.82%, and 1.59%, respectively.

(C) Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

TAX INFORMATION

For The Four Month Period Ended July 30, 2004 (Unaudited)

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.  The distributions made during the fiscal year by the Fund were earned from the following sources:

		Dividends and Distributions Per Share
To Shareholders of Record	Payment Date	From Net Investment Income	From Net Realized Short-Term Gains	From Net Realized Long-Term Gains
April 29, 2004	April 30, 2004	$.026630	-	-
May 27, 2004	May 28, 2004	$.024058	-	-
June 29, 2004	June 30, 2004	$.032332	-	-
July 29, 2004	July 30, 2004	$.029986	-	-

Shareholders should consult their tax advisors.

INDEPENDENT AUDITOR’S REPORT

To the Shareholders and Board of Trustees of New Hampshire Municipal Fund

We have audited the accompanying statement of assets and liabilities of New Hampshire Municipal Fund (one of the portfolios constituting Integrity Managed Portfolios), including the schedule of investments as of July 30, 2004, the related statement of operations for the four month period then ended, the statement of changes in net assets, and the financial highlights for the four month period then ended and the year ended March 31, 2004.  These financial statements and financial highlights are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended March 31, 2003, and the financial highlights for each of the four years in the period ended March 31, 2003, were audited by other auditors whose report dated May 16, 2003 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of July 30, 2004, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the New Hampshire Municipal Fund of the Integrity Managed Portfolios as of July 30, 2004, the results of its operations for the four month period then ended, the changes in its net assets, and the financial highlights for the four month period then ended and the year ended March 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota USA
September 02, 2004

Oklahoma Municipal Fund

Dear Shareholder:

Enclosed is the annual report of the operations of the Oklahoma Municipal Fund (the “Fund”) for the year ended July 30, 2004.  The Fund’s portfolio and related financial statements are presented within for your review.

The global recovery, centered in the U.S. and Asia continues to improve as evidenced by the recent Federal Reserve hike in the Federal Funds Rate from a historic low of 1% to 1.25% on June 30th.  The increase was widely anticipated as recent economic and labor market conditions have improved.  The environment of rising profits, low interest rates, a weak dollar, accelerating domestic retail sales, and strengthening exports bodes well for a further accommodative Federal Reserve.

The Federal Reserve has taken center stage as it prepares to shift away from its stimulative monetary stance to a normalization of fed funds.

Several crucial questions remain unresolved:

What will constitute a neutral fed fund rate?
Will the normalization process be faster or slower than the market is currently discounting?
How much damage will higher rates cause the economy and market?

While no one knows for certain, recent verbiage from the Federal Reserve states: “With underlying inflation still expected to be relatively low, the Committee believes that policy accommodation can be removed at a pace that is likely to be measured.  Nonetheless, the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.”

Municipals during the period remained range bound with yields on twenty-year AAA general obligations yielding 4.75% at the beginning of the period and ending the period at 4.77%.  While the yields on the twenty-year municipals appear relatively unchanged during the period, they were quite volatile reaching a low of 4.33% and a high of 5.00% (Source Municipal Market Data).

The Fund’s shorter duration of 5 years and higher average overall coupon of 5.25% contributed to relative returns as interest rates increased during the period.

Several of the Fund’s holdings (e.g. East Central University, 4.55% due 2033, Northeast State University, 4.25% due 2023) under-performed the municipal sector hampering relative performance.  Helping the Fund during the period was its position in Hillcrest Medical Center as it agreed to sell its operations to Ardent Health Sciences.

Having been undervalued relative to U.S. Treasuries for some time, municipals have started to rebound in recent months as municipal supply has declined. This out-performance should continue as interest rates rise, further dampening municipal supply.

During the period the Fund utilized defensive positions designed to provide share price stability.  U.S. Treasury futures were used to hedge a portion of the portfolio, stabilizing the Fund’s share price as Treasury yields advanced during the period and tempering them as Treasury yields declined.  The Oklahoma Municipal Fund began the year at $11.09 per share and ended the period at $11.07 per share for a total return of 3.67% (without sales charge).  This compares to the Lehman Brothers Municipal Bond Index’s return of 5.78% for the period.  Risk management is important in this market environment.

An important part of the Fund’s strategy includes searching the primary and secondary markets for high quality double tax-exempt issues.  Credit quality for the period ended was AAA 66%, AA 14%, A 9%, BBB 5%, B- 3%, and NR 3%.

Income exempt from federal and state income taxes with preservation of capital remain the primary objectives of the Fund.

If you would like more frequent updates, visit our website at www.integritymf.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of Monte Avery, Chief Portfolio Strategist with Integrity Mutual Funds.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Terms & Definitions  July 30, 2004 (Unaudited)

Appreciation

The increase in value of an asset.

Average Annual Total Return

A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis, assuming all distributions are reinvested.

Coupon Rate or Face Rate

The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

Depreciation

The decrease in value of an asset.

Lehman Brothers Municipal Bond Index

An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.  The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value

The actual (or estimated) price at which a bond trades in the market place.

Maturity

A measure of the term or life of a bond in years.  When a bond “matures,” the issuer repays the principal.

Net Asset Value (NAV)

The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.

Quality Ratings

A designation assigned by independent rating companies to give a relative indication of a bond’s credit worthiness.  “AAA,” “AA,” “A,” and “BBB” indicate investment grade securities.  Ratings can range from a high of “AAA” to a low of “D”.

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends.  It represents the aggregate percentage or dollar value change over the period.

July 30, 2004 (Unaudited)

Insert Pie Charts

PERFORMANCE AND COMPOSITION

PORTFOLIO QUALITY RATINGS

(based on Total Long-Term Investments)

AAA	66.3%
AA	14.0%
A	9.1%
BBB	4.7%
B1/B-	2.8%
NR	3.1%

Quality ratings reflect the financial strength of the issuer.  They are assigned by independent rating services such as Moody’s Investors Services and Standard & Poor’s.  Non-rated bonds have been determined to be of appropriate quality for the portfolio by Integrity Money Management (formerly known as Ranson Capital Corporation), the investment adviser.

These percentages are subject to change.

PORTFOLIO MARKET SECTORS

(As a % of Net Assets)

S-School	37.8%
U-Utilities	14.8%
HC-Health Care	9.8%
T-Transportation	9.8%
O-Other	9.8%
W/S-Water/Sewer	8.0%
G-Government	7.6%
I-Industrial	2.4%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

July 30, 2004 (Unaudited)

DISCLOSURE OF FUND EXPENSES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

EXAMPLE 1:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also is based on the Fund’s actual expenses of 0.93% and rate of return for the period of 3.67%.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
Annual expenses	$51.57	$51.57

Account value of an initial investment of $1,000 as of the end of the period would be $992.64.

EXAMPLE 2:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example is based on the Fund’s actual operating expenses of 0.93% and also assumes that your investment has a 5.00% return.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
Annual expenses	$51.63	$51.63

Account value of an initial investment of $1,000 as of the end of the period would be $1,005.38.

July 30, 2004 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending July 30, 2004
				Since Inception (September 25, 1996)
Oklahoma Municipal Fund	1 Year	5 Year	10 Year
Without sales charge	3.67%	3.75%	N/A	4.40%
With sales charge (4.25%)	(0.72)%	2.84%	N/A	3.82%

				Since Inception (September 25, 1996)
Lehman Brothers Municipal Bond Index	1 Year	5 Year	10 Year
	5.78%	6.07%	N/A	6.30%

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial advisor and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

July 30, 2004 (Unaudited)

COMPARATIVE INDEX GRAPH (INSERT HERE)

Comparison of change in value of a $10,000 investment in the Oklahoma Municipal Fund and the Lehman Brothers Municipal Bond Index

	Oklahoma Municipal Fund w/o Sales Charge	Oklahoma Municipal Fund w/ Max Sales Charge	Lehman Brothers Municipal Bond Index
09/25/1996	$10,000	$9,575	$10,000
1997	$10,779	$10,321	$11,029
1998	$11,186	$10,711	$11,689
1999	$11,662	$11,166	$12,026
2000	$11,648	$11,153	$12,545
2001	$12,787	$12,243	$13,811
2002	$13,484	$12,911	$14,737
2003	$13,522	$12,947	$15,267
2004	$14,017	$13,422	$16,150

Putting Performance into Perspective

Returns are historical and are not a guarantee of future results.  The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Oklahoma municipal bonds.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends.  The Fund’s share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

July 30, 2004 (Unaudited)

MANAGEMENT OF THE FUND

The Board of Integrity Managed Portfolios (formerly known as Ranson Managed Portfolios) consists of four Trustees.  These same individuals, unless otherwise noted, also serve as Directors or Trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the “independent” Trustees.  The remaining Trustee and executive officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 NW 27th Minot, ND 58703 83	Trustee	Since January 1996	Retired; Attorney; Director, ND Tax-Free Fund, Inc. (since December 1994), Montana Tax-Free Fund, Inc. (since December 1994), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004) Integrity Fund of Funds, Inc. (since August 1994), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since September 2003); and Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 69	Trustee	Since January 1996	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc. (since April 1995), Montana Tax-Free Fund, Inc. (since April 1995), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. (since April 1995), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center, 1015 S. Broadway Suite 15 Minot, ND 58701 56	Trustee	Since January 1999	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc. (since January 1999), Montana Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. ( January 1999 to June 2004), Integrity Fund of Funds, Inc. (since January 1999), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios (since January 1999) and The Integrity Funds (since May 2003).	17	None

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 601-5593

July 30, 2004 (Unaudited)

The Interested Trustee and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and executive officer, and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEE AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Robert E. Walstad 1 North Main Minot, ND 58703 60	Trustee, Chairman, and President	Since January 1996

Director (since September 1987), President (September 1987 to October 2001) (September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc., Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Chairman, President and Treasurer, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003).; Director, President (until August 2003), CEO, and Treasurer, Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001) (October 2002 to June 2003), ARM Securities Corporation; and Director, CEO, Chairman (since January 2002), President (since September 2002), Capital Financial Services, Inc.

				17	Director, Capital Financial Services, Inc.
**Peter A. Quist 1 North Main Minot, ND 58703 70	Vice President and Secretary	Since January 1996

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc. (formerly known as ND Money Management, Inc.), ND Capital, Inc., Integrity Fund Services, Inc., (formerly known as ND Resources, Inc.), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc. (formerly known as Ranson Capital Corporation) (since January 1996); Vice President and Secretary, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); and Director, ARM Securities Corporation (May 2000 to June 2003).

				3	None
**Brent M. Wheeler 1 Main Street North Minot, ND 58703 33	Treasurer	Since May 2004

Fund Accountant (May 1994 to December 1997) Sr. Fund Accountant (December 1997 to June 1998) Fund Accounting Manager (Since June 1998), Integrity Mutual Funds, Inc.; Treasurer (Since May 2004), Integrity Funds, Integrity Managed Portfolios, Integrity Mutual Funds.

Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messrs. Quist, Walstad and Wheeler are interested persons by virtue of being officers and trustees of the Fund’s Investment Adviser and Principal Underwriter.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 601-5593.

July 30, 2004 (Unaudited)

INDEPENDENT TRUSTEES

[PHOTO]	[PHOTO]	[PHOTO]
Lynn W. Aas	Orlin W. Backes	R. James Maxson
Trustee	Trustee	Trustee

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

[PHOTO]	[PHOTO]	[PHOTO]
Robert E. Walstad	Peter A. Quist	Brent M. Wheeler
Chairman	Vice-President	Treasurer
President	Secretary
Trustee

Schedule of Investments  July 30, 2004

Name of Issuer Percentages represent the market value of each investment category to total net assets	Rating (Unaudited) Moody’s/S&P	Coupon Rate	Maturity	Principal Amount	Market Value

OKLAHOMA MUNICIPAL BONDS (96.7%)
Broken Arrow, OK Unlimited GO FSA	Aaa/AAA	4.000%	08/01/2018	$250,000	$241,315
Claremore Public Works Auth. Capital Improvement Rev. FSA	Aaa/AAA	5.250	06/01/2027	500,000	517,505
Claremore, OK Student Hsg. Rev. (Rogers University) ACA	NR/A	5.750	09/01/2034	500,000	502,110
Edmond Economic Dev. Auth., OK Student Housing Rev.	Baa-3/NR	5.375	12/01/2019	200,000	183,304
#Edmond Economic Dev. Auth., OK Student Housing Rev.	Baa-3/NR	5.500	12/01/2028	865,000	769,417
Edmond Public Works Auth. AMBAC	Aaa/AAA	4.850	01/01/2024	155,000	157,632
Edmond Public Works Sales Tax & Utility Rev. AMBAC	Aaa/AAA	4.750	07/01/2023	200,000	203,432
Garfield Cty., Criminal Justice Auth. (Enid, OK) Rev. MBIA	Aaa/NR	4.500	04/01/2018	250,000	255,412
Grand River Dam Auth., OK FSA	Aaa/AAA	5.000	06/01/2012	500,000	554,500
*Grand River Dam Auth., OK Rev. AMBAC	Aaa/AAA	6.250	06/01/2011	210,000	249,087
Grand River Dam Auth., OK Rev. Ref. AMBAC	Aaa/AAA	5.500	06/01/2013	700,000	797,755
Jackson Cty, OK Sales Tax Rev. AMBAC	Aaa/AAA	5.000	10/01/2022	500,000	522,200
Jenks Aquarium Auth. Rev. MBIA	Aaa/AAA	5.250	07/01/2029	500,000	515,795
Mannford Public Works Auth.	NR/BBB+	6.000	04/01/2027	300,000	307,605
Mannford Public Works Auth.	NR/BBB+	5.900	04/01/2032	250,000	254,847
McAlester, OK Public Works Auth. FSA	Aaa/NR	5.100	02/01/2030	100,000	100,891
Midwest City, OK Capital Impvt. MBIA	Aaa/AAA	5.375	09/01/2024	500,000	532,985
Norman, OK (Regl. Hospital) Auth. Asset Guaranty	NR/AA	5.250	09/01/2016	180,000	192,397
OK Agric. & Mech. Colleges (OK St. Univ.) Athletic Facs. AMBAC	Aaa/NR	5.000	08/01/2024	300,000	307,653
*OK Board of Regents (Oklahoma City Community College) Student Rev. AMBAC	Aaa/AAA	5.550	07/01/2022	750,000	809,272
OK Board of Regents (Univ. of Central OK Parking) Rev. AMBAC	Aaa/NR	4.125	06/01/2023	250,000	228,482
OK Board of Regents (Univ. of Central OK) AMBAC	Aaa/AAA	5.600	08/01/2020	150,000	164,883
OK Board of Regents (Univ. of Central OK) AMBAC	Aaa/AAA	5.700	08/01/2025	390,000	428,590
OK Board of Regents (University of Oklahoma) Athletic Fac. Rev. MBIA	Aaa/NR	5.250	06/01/2026	500,000	515,630
OK Capital Impvt. Auth. (Dept. of Corrections) Rev. AMBAC	Aaa/AAA	5.000	05/01/2018	500,000	521,725
OK Capital Impvt. Auth. (State Fac.) Rev. MBIA	Aaa/AAA	5.500	09/01/2019	100,000	110,624
OK Capital Impvt. Auth. (State Highway) Rev. MBIA	Aaa/AAA	5.000	06/01/2014	250,000	268,178
OK Capital Impvt. Auth. (State Office Building) Rev.	A-1/NR	5.500	10/01/2016	105,000	113,121
OK Colleges Board of Regents (East Central Univ.) AMBAC	Aaa/NR	4.350	08/01/2022	115,000	109,873
OK Colleges Board of Regents (East Central Univ.) AMBAC	Aaa/NR	4.400	08/01/2023	115,000	109,580
OK Colleges Board of Regents (East Central Univ.) AMBAC	Aaa/NR	4.550	08/01/2033	250,000	228,062
OK Colleges Board of Regents (NE St. Univ.) Rev. FGIC	Aaa/AAA	4.250	04/01/2023	150,000	139,363
OK Colleges Board of Regents (NE State Univ. Ctr.) Rev. FSA	Aaa/AAA	5.100	03/01/2016	140,000	151,110
OK Colleges Board of Regents (NE State Univ. Ctr.) Rev. FSA	Aaa/AAA	5.150	03/01/2021	100,000	105,058
OK Devl. Finance Auth. (Comanche County Hosp.)	NR/BBB-	5.625	07/01/2009	105,000	110,131
OK Devl. Finance Auth. (DHS Lease Rev.) Series 2000A MBIA	Aaa/NR	5.600	03/01/2015	280,000	304,968
#OK Devl. Finance Auth. (Hillcrest Healthcare Syst.) Rev. Ref.	B1/B-	5.625	08/15/2019	1,000,000	962,500
OK Devl. Finance Auth. (Integris Baptist Medical Center) AMBAC	Aaa/AAA	5.600	06/01/2020	250,000	270,535
OK Devl. Finance Auth. (Langston Univ. Stadium)	NR/AA	5.000	07/01/2027	250,000	252,505
OK Devl. Finance Auth. (Lease Rev.) Law Enforcement MBIA	Aaa/AAA	5.100	06/01/2027	120,000	122,275
OK Devl. Finance Auth. (OK State Syst. Higher Ed.) AMBAC	Aaa/AAA	4.900	12/01/2022	200,000	206,104
*OK Devl. Finance Auth. (Oklahoma City Univ.) Rev. Ref. AMBAC	Aaa/AAA	5.125	06/01/2017	555,000	590,354
OK Devl. Finance Auth. (Seminole State College)	NR/AA	5.125	12/01/2027	150,000	153,210
OK Devl. Finance Auth. (Southern Nazarene Univ.) Rev.	NR/NR	5.750	03/01/2013	400,000	420,596
#OK Devl. Finance Auth. (Southern Nazarene Univ.) Rev.	NR/NR	6.000	03/01/2018	600,000	632,694
OK Devl. Finance Auth. (St. Ann’s Retirement Village) Rev. MBIA	Aaa/NR	5.000	12/01/2028	500,000	501,950
OK Devl. Finance Auth. (St. John Health Syst.) Rev. Ref.	Aa-3/AA	5.750	02/15/2025	500,000	534,315
OK Devl. Finance Auth. (St. John Health Syst.) Rev. Ref.	Aa-3/AA	6.000	02/15/2029	400,000	433,976
OK Devl. Finance Auth. (St. John Health) MBIA	Aaa/AAA	5.750	02/15/2025	200,000	213,988
*OK Devl. Finance Auth. (Tulsa Vo Tech Dist. Prj.) Public Facs. Rev. AMBAC	Aaa/AAA	5.100	08/01/2015	750,000	750,000
OK Devl. Finance Auth. OK Dept. of Corrections (McLoud Fac.) FGIC	Aaa/AAA	4.600	04/01/2022	250,000	249,977
OK Devl. Finance Auth. OK Dept. of Corrections (McLoud Fac.) FGIC	Aaa/AAA	4.650	04/01/2023	250,000	248,433
OK Housing Finance Agency Single Family Homeownership	Aaa/NR	5.250	09/01/2021	155,000	155,279
*OK Housing Finance Agency Single Family Homeownership GNMA	Aaa/NR	5.375	03/01/2020	120,000	122,773
OK Housing Finance Agency Single Family Homeownership GNMA/FNMA	Aaa/NR	5.850	09/01/2020	75,000	77,962
OK State G.O. (OK Building Commission) FGIC	Aaa/AAA	5.000	07/15/2018	1,600,000	1,732,832
OK State Indl. Auth. Lease (OK Cty. Parking Fac.) Rev. MBIA	Aaa/AAA	4.350	07/01/2019	190,000	188,429
OK State Indl. Auth. Lease (OK Cty. Parking Fac.) Rev. MBIA	Aaa/AAA	4.400	07/01/2020	200,000	198,088
*OK State Indl. Finance Auth. G.O.	Aa-3/NR	6.050	02/01/2015	285,000	305,001
OK State Municipal Power Auth. Rev. MBIA	Aaa/AAA	5.750	01/01/2024	1,595,000	1,843,326
OK State Student Loan Auth.	A/NR	6.350	09/01/2025	280,000	303,442
*OK State Student Loan Auth.	Aaa/AAA	5.625	06/01/2031	685,000	710,201
OK State Student Loan Auth. MBIA	Aaa/AAA	5.300	12/01/2032	450,000	457,155
OK State Turnpike Auth. FGIC	Aaa/AAA	5.250	01/01/2012	225,000	245,086
OK State Turnpike Auth. Rev. FGIC	Aaa/AAA	5.000	01/01/2028	120,000	121,907
OK State Water (Loan Program) Rev.	NR/AA+	5.400	09/01/2015	105,000	113,447
*OK State Water (Loan Program) Rev.	NR/AA+	5.100	09/01/2016	415,000	444,527
OK State Water Resources Board Rev.	NR/AA+	5.050	10/01/2022	200,000	210,160
OK State Water Resources Board Rev.	NR/AA+	5.125	10/01/2027	500,000	509,475
OK State Water Resources Board Rev.	NR/AA+	4.625	10/01/2018	435,000	449,929
OK State Water Resources Board Rev.	NR/AA+	4.350	10/01/2023	200,000	187,634
OK State Water Resources Loan Rev.	NR/AA+	5.100	10/01/2027	500,000	511,930
Oklahoma City, OK Water Utility Trust (Water & Sewer) Rev. FGIC	Aaa/AAA	5.000	07/01/2029	400,000	396,900
#Okmulgee Public Works Auth. Capital Improvement Rev. MBIA	Aaa/AAA	5.125	08/01/2030	750,000	762,458
Okmulgee Public Works Auth. Capital Improvement Rev. MBIA	Aaa/AAA	4.800	10/01/2027	500,000	497,500
Rural Enterprises, OK Inc. Okmulgee Student Housing Proj., Series A ALA	NR/A	5.625	12/01/2020	140,000	142,663
Rural Enterprises, OK Inc. OK Govt. Fin. (Cleveland Cty. Hlth.) MBIA	Aaa/NR	5.000	11/01/2021	250,000	261,718
Rural Enterprises, OK Inc. Okmulgee Student Housing Proj. ACA	NR/A	5.750	12/01/2030	250,000	249,715
Rural Enterprises, OK Inc. Okmulgee Student Housing Proj., Series A ACA	NR/A	5.700	12/01/2025	220,000	221,604
Rural Enterprises, OK Inc. Student Hsg. (Connors College) ACA	NR/A	5.550	11/01/2021	250,000	252,745
Rural Enterprises, OK Inc. Student Hsg. (Connors College) ACA	NR/A	5.650	11/01/2031	375,000	374,400
Rural Enterprises, OK Inc. USAOF Student Housing ACA	NR/A	5.550	11/01/2021	250,000	252,745
Rural Enterprises, OK Inc. USAOF Student Housing ACA	NR/A	5.650	11/01/2031	250,000	249,600
Sapulpa Municipal Authority Utility Rev. FSA	Aaa/AAA	5.125	01/01/2032	250,000	253,983
Texas Cty., OK Dev. Auth. (OPSU Student Hsg.) ACA	NR/A	5.250	11/01/2023	250,000	248,700
Tulsa Cty, Indl. Auth. Recreation Facs.	NR/AA	4.700	09/01/2024	500,000	486,250
Tulsa, OK Airport Improvement Rev. FGIC	Aaa/AAA	4.150	06/01/2016	450,000	426,956
University of OK Board of Regents (Multi Facs.) Rev. MBIA	Aaa/NR	4.750	06/01/2029	250,000	243,783
University of OK Board of Regents (Research Fac.) Rev.	Aaa/NR	4.800	03/01/2028	670,000	666,416
University of OK Board of Regents Student Hsg. Rev. FGIC	Aaa/NR	5.000	11/01/2027	1,000,000	1,013,420
University of OK Student Hsg. (Cameron Univ.) Rev. AMBAC	Aaa/AAA	5.500	07/01/2023	250,000	270,235

TOTAL OKLAHOMA MUNICIPAL BONDS (COST: $33,701,509)					$34,288,278

SHORT-TERM SECURITIES (1.4%)				Shares
Wells Fargo National Tax-Free Money Market				489,259	$489,259
TOTAL SHORT-TERM SECURITIES (COST: $489,259)					$489,259

TOTAL INVESTMENTS IN SECURITIES (COST: $34,190,768)					$34,777,537
OTHER ASSETS LESS LIABILITIES					694,335

NET ASSETS					$35,471,872

* Indicates bonds are segregated by the custodian to cover when-issued or delayed delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

Footnote:  Non-rated (NR) investments have been determined to be of investment grade quality by the Fund’s Manager.

The accompanying notes are an integral part of these financial statements.

Financial Statements  July 30, 2004

Statement of Assets and Liabilities  July 30, 2004

Assets
Investment in securities, at value (cost: $34,190,768)	$34,777,537
Cash	3,613
Accrued interest receivable	492,566
Accrued dividends receivable	367
Receivable for fund shares sold	32,586
Prepaid expenses	3,411
Variation margin on futures	308,000
Total Assets	$35,618,080

Liabilities
Dividends payable	112,256
Accrued expenses	33,952
Total Liabilities	$146,208

Net Assets	$35,471,872

Net assets are represented by:
Paid-in capital	$37,046,125
Accumulated undistributed net realized gain (loss) on investments	(1,696,060)
Accumulated undistributed net investment income	1,051
Unrealized appreciation on investments	586,769
Unrealized depreciation on futures	(466,013)
Total amount representing net assets applicable to 3,204,147 outstanding shares of no par common stock (unlimited shares authorized)	$35,471,872

Net asset value per share	$11.07
Public offering price (based on sales charge of 4.25%)	$11.56

The accompanying notes are an integral part of these financial statements.

Statement of Operations  For the year ended July 30, 2004

INVESTMENT INCOME
Interest	$1,601,565
Dividends	7,971
Total Investment Income	$1,609,536

EXPENSES
Investment advisory fees	$170,729
Distribution (12b-1) fees	85,364
Transfer agent fees	45,572
Administrative service fees	28,783
Accounting service fees	41,073
Custodian fees	7,378
Registration and filing fees	1,484
Transfer agent out-of-pocket expenses	1,086
Trustees fees	3,055
Reports to shareholders	3,654
Professional fees	2,417
Insurance expense	3,395
Audit fees	10,260
Legal fees	2,600
Total Expenses	$406,850
Less expenses waived or absorbed by the Fund’s manager	(87,525)
Total Net Expenses	$319,325

NET INVESTMENT INCOME	$1,290,211

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
Net realized gain (loss) from:
Investment transactions	$(152,657)
Futures transactions	(447,254)
Net change in unrealized appreciation (depreciation) of:
Investments	952,469
Futures	(466,013)
Net Realized And Unrealized Gain (Loss) On Investments And Futures	$(113,455)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,176,756

The accompanying notes are an integral part of these financial statements.

Financial Statements  July 30, 2004

Statement of Changes in Net Assets

For the year ended July 30, 2004, and the year ended July 31, 2003

	For The Year Ended July 30, 2004	For The Year Ended July 31, 2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,290,211	$1,119,788
Net realized gain (loss) on investment and futures transactions	(599,911)	(412,186)
Net change in unrealized appreciation (depreciation) on investments and futures	486,456	(814,038)
Net Increase (Decrease) in Net Assets Resulting From Operations	$1,176,756	$(106,436)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($.42 and $.49 per share, respectively)	$(1,289,393)	$(1,119,540)
Distributions from net realized gain on investment and futures transactions ($.00 and $.00 per share, respectively)	0	0
Total Dividends and Distributions	$(1,289,393)	$(1,119,540)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$7,303,088	$13,613,884
Proceeds from reinvested dividends	642,804	548,817
Cost of shares redeemed	(4,160,176)	(3,132,668)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$3,785,716	$11,030,033

TOTAL INCREASE (DECREASE) IN NET ASSETS	$3,673,079	$9,804,057

NET ASSETS, BEGINNING OF PERIOD	31,798,793	21,994,736

NET ASSETS, END OF PERIOD	$35,471,872	$31,798,793

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  July 30, 2004

Note 1.  ORGANIZATION

Business operations - Oklahoma Municipal Fund (the “Fund”) is an investment portfolio of Integrity Managed Portfolios (the “Trust”), registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.  The Trust may offer multiple portfolios; currently six portfolios are offered.  Integrity Managed Portfolios is an unincorporated business trust organized under Massachusetts law on August 10, 1990.  The Fund had no operations from that date to September 25, 1996, other than matters relating to organization and registration.  On September 25, 1996, the Fund commenced its Public Offering of capital shares. The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal income tax and, to a certain extent, Oklahoma income tax, as is consistent with preservation of capital.  Up to 20% of the Fund’s total assets may be invested in Oklahoma municipal securities which are subject to Oklahoma state income taxes.  The Fund will seek to achieve this objective by investing primarily in a portfolio of Oklahoma municipal securities.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.25% of the offering price and a distribution fee of up to 0.25% on an annual basis.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Integrity Money Management, Inc.  The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.  Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed.  The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state.  This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

When-issued securities – The Fund may purchase securities on a when-issued basis.  Payment and delivery may take place after the customary settlement period for that security.  The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.  The value of the securities purchased on a when-issued basis are identified as such in the Fund’s Schedule of Investments.  With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment.  Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Federal and state income taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders.  Therefore, no provision for income taxes is required.  Distributions during the year ended July 30, 2004, were characterized as tax-exempt for tax purposes.

The tax character of distributions paid was as follows:

	July 30, 2004	July 31, 2003
Tax-exempt income	$1,289,393	$1,119,540
Ordinary Income	0	0
Long-term Capital Gains	0	0
Total	$1,289,393	$1,119,540

The Fund has unexpired capital loss carryforwards for tax purposes as of July 30, 2004, totaling $1,696,061, which may be used to offset capital gains.  The capital loss carryforward amounts will expire in each of the years ended July 31 as shown in the table below.

Year	Unexpired Capital Losses
2005	$0
2006	$0
2007	$0
2008	$185,891
2009	$83,784
2010	$414,246
2011	$412,304
2012	$599,836

For the year ended July 30, 2004, the Fund made no permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed at least annually.

Premiums and discounts - Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Other - Income and expenses are recorded on the accrual basis.  Investment transactions are accounted for on the trade date.  Realized gains and losses are reported on the identified cost basis.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.  Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted  in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. government or municipal securities at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments.  The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At July 30, 2004, the Fund had outstanding futures contracts to sell debt securities as follows:

Contracts to Sell	Expiration Date	Number of Futures Contracts	Valuation as of July 30, 2004	Unrealized Appreciation (Depreciation)
U.S. Treasury Bonds	09/2004	112	$308,000	($466,013)

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of July 30, 2004, there were unlimited shares of no par authorized; on July 30, 2004, and July 31, 2003, there were 3,204,147 and 2,868,263 shares outstanding, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended July 30, 2004	For The Year Ended July 31, 2003

Shares sold	653,032	1,188,900
Shares issued on reinvestment of dividends	57,584	47,918
Shares redeemed	(374,732)	(275,016)
Net increase (decrease)	335,884	961,802

Note 4.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc., the Fund’s investment adviser; Integrity Funds Distributor, Inc., the Fund’s underwriter; and Integrity Fund Services, Inc., the Fund’s transfer, accounting, and administrative services agent, are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Fund has engaged Integrity Money Management, Inc. to provide investment advisory and management services to the Fund.  The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund’s average daily net assets.  The Fund has recognized $83,204 of investment advisory fees after partial waiver for the year ended July 30, 2004.  The Fund has a payable to Integrity Money Management, Inc. of $4,950 at July 30, 2004, for investment advisory fees.  Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

Under the terms of the advisory agreement, the investment adviser has agreed to pay all expenses of the Fund (excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% of the Fund’s average daily net assets on an annual basis up to the amount of the investment advisory and management fee.  The investment adviser and underwriter may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time.  Accordingly, after fee waivers and expense reimbursements, the Fund’s total annual operating expenses were 0.93% for the fiscal year ended July 30, 2004.

The Fund pays an annual service fee to Integrity Funds Distributor, Inc., its principal underwriter, for certain expenses incurred in connection with the distribution of the Fund’s shares.  The annual fee paid to Integrity Funds Distributor, Inc. under the Plan is calculated daily and paid monthly by the Fund at the annual rate of 0.25% of the average daily net assets of the Fund.  The Fund has recognized $85,365 of service fee expenses for the year ended July 30, 2004.  The Fund has a payable to Integrity Funds Distributor, Inc. of $7,384 at July 30, 2004, for service fees.

Integrity Fund Services, Inc. provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund’s first $10 million of net assets, 0.13% of the Fund’s net assets on the next $15 million, 0.11% of the Fund’s net assets on the next $25 million, and 0.10% of the Fund’s net assets in excess of $50 million, with a minimum of $1,500 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month is charged for each additional share class.  The Fund has recognized $45,572 of transfer agent fees and expenses for the year ended July 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $3,916 at July 30, 2004 for transfer agent fees.  Integrity Fund Services, Inc. also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional minimum fee of $500 per month is charged by Integrity Fund Services, Inc. for each additional share class.  The Fund has recognized $41,073 of accounting service fees for the year ended July 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $3,477 at July 30, 2004, for accounting service fees.  Integrity Fund Services, Inc. also acts as administrator for the Fund.  The Fund pays to Integrity Fund Services, Inc. a monthly fee calculated at the rate of 0.10% of average daily net assets with a minimum of $1,500 per month plus out-of-pocket expenses.  An additional minimum fee of $500 per month is charged by Integrity Fund Services, Inc. for each additional share class.  The Fund has recognized $28,783 of administrative service fees for the year ended July 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $2,954 at July 30, 2004, for administrative service fees

Note 5.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $6,004,813 and $3,485,402, respectively, for the year ended July 30, 2004.

Note 6.  INVESTMENT IN SECURITIES

At July 30, 2004, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $34,190,768.  The net unrealized appreciation of investments based on the cost was $586,769, which is comprised of $924,627 aggregate gross unrealized appreciation and $337,858 aggregate gross unrealized depreciation.

Financial Highlights

Selected per share data and ratios for the period indicated

	For The Year Ended July 30, 2004	For The Year Ended July 31, 2003	For The Year Ended July 31, 2002	For The Year Ended July 31, 2001	For The Year Ended July 31, 2000
NET ASSET VALUE, BEGINNING OF PERIOD	$11.09	$11.54	$11.47	$10.99	$11.61

Income from Investment Operations:
Net investment income	$.42	$.49	$.55	$.57	$.57
Net realized and unrealized gain (loss) on investment and futures transactions	(.02)	(.45)	.07	.48	(.59)
Total Income (Loss) From Investment Operations	$.40	$.04	$.62	$1.05	$(.02)

Less Distributions:
Dividends from net investment income	$(.42)	$(.49)	$(.55)	$(.57)	$(.57)
Distributions from net capital gains	.00	.00	.00	.00	(.03)
Total Distributions	$(.42)	$(.49)	$(.55)	$(.57)	$(.60)

NET ASSET VALUE, END OF PERIOD	$11.07	$11.09	$11.54	$11.47	$10.99

Total Return	3.67%(A)	0.28%(A)	5.46%(A)	9.78%(A)	(0.12%)(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$35,472	$31,799	$21,995	$18,131	$15,862
Ratio of net expenses (after expense assumption) to average net assets	0.93%(B)	0.65%(B)	0.51%(B)	0.43%(B)	0.44%(B)
Ratio of net investment income to average net assets	3.77%	4.21%	4.69%	5.06%	5.08%
Portfolio turnover rate	10.70%	9.39%	15.77%	12.24%	20.89%

(A) Excludes maximum sales charge of 4.25%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. or Integrity Money Management, Inc. assumed/waived expenses of $87,525, $124,432, $137,514, $133,456, and $127,129, respectively.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.19%, 1.11%, 1.19%, 1.23%, and 1.22%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Tax Information For The Year Ended July 30, 2004 (Unaudited)

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.  The distributions made during the fiscal year by the Fund were earned from the following sources:

		Dividends and Distributions Per Share
To Shareholders of Record	Payment Date	From Net Investment Income	From Net Realized Short-Term Gains	From Net Realized Long-Term Gains
August 29, 2003	August 29, 2003	$.036810	-	-
September 30, 2003	September 30, 2003	$.037553	-	-
October 31, 2003	October 31, 2003	$.035278	-	-
November 28, 2003	November 28, 2003	$.033073	-	-
December 31, 2003	December 31, 2003	$.037928	-	-
January 30, 2004	January 30, 2004	$.034707	-	-
February 27, 2004	February 27, 2004	$.030896	-	-
March 31, 2004	March 31, 2004	$.037296	-	-
April 30, 2004	April 30, 2004	$.033631	-	-
May 28, 2004	May 28, 2004	$.032771	-	-
June 30, 2004	June 30, 2004	$.037736	-	-
July 30, 2004	July 30, 2004	$.035104	-	-

Shareholders should consult their tax advisors.

INDEPENDENT AUDITOR’S REPORT

To the Shareholders and Board of Trustees of the Oklahoma Municipal Fund

We have audited the accompanying statement of assets and liabilities of the Oklahoma Municipal Fund (one of the portfolios constituting the Integrity Managed Portfolios), including the schedule of investments as of July 30, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended July 30, 2004 and July 31, 2003, and the financial highlights for the year ended July 30, 2004 and each of the four years in the period ended July 31, 2003.  These financial statements and financial highlights are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of July 30, 2004, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Oklahoma Municipal Fund of the Integrity Managed Portfolios as of July 30, 2004, the results of its operations, the changes in its net assets, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America.

 BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota USA
September 02, 2004

Item 2. Code of Ethics.

(a)   The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code”).

(b)   For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)   There were no amendments to the Code during the period covered by the report.

(d)     The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PFO and PEO during the period covered by this report.

(e)     Not applicable

(f)    The registrant must:

See item 11(a)(1) regarding the filing of the Code of Ethics for Principal Executive and Principal Financial Officers of The Integrity Funds and Integrity Mutual Funds, Inc.

Item 3. Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that Lynn Aas is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Lynn Aas is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)     Audit fees include the amounts related to the professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees

2003            $22,490.00

2004            $42,280.00*

*These audit fees include the short year audit fee for the Maine Municipal Fund and the New Hampshire Municipal Fund for the four month period ending July 30, 2004, and the audit fees for the year ended March 31, 2004.

(b)     Audit-related fees include amounts related to the services provided by the principal accountant related to the performance of the audit of the registrant’s financial statements.

Audit-Related Fees

2003            $3,840.00

2004            $5,800.00

(c)     Tax fees include amounts related to the preparation and review registrant’s tax returns.

Tax Fees

2003            $3,500.00

2004            $7,000.00

(d)     All Other Fees.

None

(e) (1) The registrant’s audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

        (2) All of the services described in paragraphs (b) through (d) of item 4 were approved by the audit committee.

(f)    All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employee.

(g)   None

(h)   The registrant’s independent auditor did not provide any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or controlled with the registrant’s investment adviser that provides ongoing services to the registrant.

Items 5.   Audit Committee of Listed Registrants.

Not applicable

Items 6.   Schedule of Investments.

The Schedule of Investments is filed under Item 1 of this form.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 9. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors in the last fiscal half-year.

Item 10. Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)  There  were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1)       Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto.

(a)(2)                Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002  is filed and attached hereto.

(b)                Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Integrity Managed Portfolios

BY: Robert E. Wastad

ROBERT E. WALSTAD

PRESIDENT

Date: September 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Integrity Managed Portfolios

BY: Robert E. Wastad

ROBERT E. WALSTAD

PRESIDENT

Date: September 24, 2004

BY: Brent Wheeler

BRENT WHEELER

TREASURER

Date: September 24, 2004